Exhibit 10.27

LEASE

BETWEEN

MONTE VILLA FARMS LLC

LANDLORD,

AND

BIOLIFE SOLUTIONS

TENANT

FOR PREMISES

AT

3303 MONTE VILLA PARKWAY, SUITE 310

BOTHELL, WASHINGTON

DATED AS OF AUGUST 1, 2007

BioLife lease

4/1/2008

INDEX

SECTION

TITLE

PAGE

1.

DEMISE AND TERM OF DEMISE

1

2.

RENT, TAXES, ASSESSMENTS AND OTHER CHARGES

2

3.

USE OF PREMISES: COMPLIANCE WITH LAWS

9

4.

REPRESENTATIONS BY TENANT AND LANDLORD

10

5.

INSURANCE

11

6.

DAMAGE OR DESTRUCTION

12

7.

CONDEMNATION

13

8.

SUBORDINATION, ATTORNMENT, ESTOPPEL CERTIFICATE

15

9.

REPAIRS, MAINTENANCE, ALTERATIONS, ETC.

17

10.

INTENTIONALLY OMITTED

19

11.

ASSIGNMENT, SUBLETTING AND MORTGAGING

19

12.

INDEMNITY

20

13.

DEFAULT PROVISIONS, LANDLORD'S REMEDIES

22

14.

BANKRUPTCY AND INSOLVENCY

26

15.

ENTRY BY LANDLORD, ETC.

27

16.

COVENANT OF QUIET ENJOYMENT

28

17.

EFFECT OF CONVEYANCE, LIMITS OF LIABILITY OF LANDLORD, DEFINITION OF "LANDLORD"  28

18.

SURRENDER, HOLDING OVER BY TENANT

29

19.

CURING DEFAULTS; FEES AND EXPENSES

30

20.

MECHANICS AND OTHER LIENS

30

21.

SIGNS, ADDRESS

31

22.

WAIVERS AND SURRENDERS TO BE IN WRITING, RIGHT TO TERMINATE

31

23.

COVENANTS BINDING ON SUCCESSORS AND ASSIGNS

32

24.

RESOLUTION OF DISPUTES

32

25.

NOTICES

32

26.

DEFINITIONS; HEADINGS; CONSTRUCTION OF LEASE

33

27.

FORCE MAJEURE

34

28.

BROKERAGE

35

29.

MISCELLANEOUS PROVISIONS

35

30.

COMPLIANCE WITH ENVIRONMENTAL LAWS

36

31.

SECURITY

39

32.

ACCESS

39

33.

NET LEASE

39

34.

SECURITY DEPOSIT

40

35.      RENEWAL.

40
36.      RIGHT OF FIRST OFFER.

40

i

BioLife Lease

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EXHIBITS

EXHIBIT A

THE PROPERTY, BUILDINGS, PARKING LOT AND COMMON AREA

EXHIBIT A-1

LEGAL DESCRIPTION

EXHIBIT B

RENTAL SCHEDULE

EXHIBIT C

DEMISED PREMISES IN ADMINISTRATION BUILDING

EXHIBIT D

TENANT IMPROVEMENTS

ii

BioLife Lease

4/1/2008

LEASE

THIS LEASE (the "Lease") is entered into this as of July 24, 2007 between MONTE VILLA FARMS LLC, a Washington limited liability company (the "Landlord"), and BIOLIFE SOLUTIONS, a Delaware corporation (the "Tenant") and amends and entirely replaces all other agreements between Landlord and Tenant and any of Tenant’s subsidiaries or related companies.

W I T N E S S E T H:

Recitals:

WHEREAS, Landlord is the owner of that certain land located in Bothell, Washington and the improvements and buildings thereon (the "Property"), more particularly described in Exhibit A-1 attached hereto and made a part hereof, and

WHEREAS, various buildings located on the land are known as the Administrative Building consisting of approximately 90,868 square feet, the Production Building consisting of approximately 171,816 square feet, the North Barn consisting of approximately 13,576 square feet and the South Barn consisting of approximately 6,769 square feet (the Administrative Building, the Production Building, the North Barn and the South Barn are sometimes collectively referred to as the "Buildings");

WHEREAS, there is also located on the Property a paved and striped parking area consisting of approximately 750 parking spaces (hereinafter referred to as the "Parking Lot"), and

WHEREAS, the Property, Buildings and the Parking Lot are depicted on Exhibits A and A-1 attached hereto.

WHEREAS, Tenant is desirous of leasing agreed square footage as follows:  approximately 4,366 rentable square feet described and outlined on Exhibit C attached hereto ("Demised Premises"), and Landlord is desirous of leasing the Demised Premises to Tenant on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the parties hereto, Landlord and Tenant agree as follows:

1.

DEMISE AND TERM OF DEMISE

1.1

(a)

The “Commencement Date” shall be July 31, 2007.  Tenant shall have early access to the Premises upon Lease execution at no charge for the purpose of installing Tenant Improvements and tenant fixtures, approved by Landlord.

(b)

This Lease shall be and become effective as of the Commencement Date. As of the Commencement Date, the terms and provisions of this Lease shall govern and control the respective rights and obligations of Landlord and Tenant with respect to the Demised Premises and the Property.

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1.2

Landlord demises and leases unto Tenant, and Tenant hires and takes from Landlord, in consideration of the rents to be paid and the covenants, agreements and conditions to be performed, observed and fulfilled by Tenant, the Demised Premises described on Exhibit C, attached hereto and made a part hereof (as same may be modified from time to time in accordance with this Lease).  The Demised Premises is approximately 4,366 rentable square feet; provided, however, if at any time during the Lease Term the rentable square footage of the Demised Premises and/or Buildings increases or decreases due to an actual physical change in the Demised Premises and/or the Common Area or upon remeasurement of the Demised Premises and/or the Buildings, the actual rentable square footage of the Demised Premises shall be recalculated and the parties shall execute an amendment to this Lease to memorialize such adjustment.

1.3

The common area of the Property (the "Common Area") shall mean those interior and exterior portions of the Property designated on Exhibit A, including the improvements and facilities used for parking areas, access and perimeter roads, landscaped areas, exterior walks, fitness area, and washrooms and common hallways located in the Administrative Building, the Production Building, the North Barn, the South Barn, and the Parking Lot as of the date hereof as shown on Exhibit A. Tenant shall have the non-exclusive right, during the term of this Lease, to use the Common Area, in a reasonable manner, for itself, its employees, invitees, guests, contractors and licensees for parking, ingress, egress and similar uses and Tenant acknowledges that all other tenants or occupants of all or any portion of the Property for themselves, and their employees, invitees, guests, contractors, subtenants (if any) and licensees shall also have similar rights to use the Common Area. Landlord shall have the right, at any time and from time to time (a) to grant to any tenant or tenants which hereafter leases or lease all or any of the Property the same rights which inure to Tenant and other tenants as herein described, and/or (b) to (i) limit Tenant to the use of thirteen (13) parking spaces in the Parking Lot and to reasonably designate the location thereof and (ii) alter, modify, increase or reduce the Common Area, provided that access to and from the Demised Premises shall not be materially or adversely affected thereby.  Landlord will make a good faith effort to continue to provide a fitness area as a part of the Common Area. All Common Areas shall be subject to the exclusive control and management of Landlord, subject to the rights of Tenant and any other tenants of the Property to use and have access to the Common Area, and subject to such rights as Landlord shall have pursuant to this Lease or otherwise.

1.4

The term of the Lease (the "Term") commenced on the Commencement Date and shall terminate and expire midnight on July 31, 2011 (the "Expiration Date"). Tenant shall, within ten (10) days after request by Landlord, execute, acknowledge and deliver to Landlord an instrument in form and substance reasonably acceptable to Landlord confirming (i) the Commencement Date and the Expiration Date, but no such instrument shall be required to make the provisions of this Section 1.4 effective.

2.

RENT, TAXES, ASSESSMENTS AND OTHER CHARGES

2.1

Commencing as of the Commencement Date, Tenant shall pay to Landlord basic annual rent as shown on Exhibit B based on the rentable area of the Demised Premises, as adjusted from time to time in accordance with the terms and conditions of this Lease (the “Basic Annual Rent”).

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2.2

Such Basic Annual Rent shall be paid by Tenant to Landlord in equal monthly installments, in advance, on the first day of each calendar month during the Term without notice, demand, abatement, deduction, counterclaim or set off of any kind. Tenant shall pay the rent in lawful money of the United States.  Any obligation of Tenant for payment of rent which shall have accrued during the Term shall survive the expiration or termination of this Lease.

2.3

The installments of Basic Annual Rent payable under Section 2.1 for the partial calendar months at the beginning and end of the Term shall be pro-rated in the proportion of the number of days in the partial calendar month to the number of days in the year.

2.4

Whenever under the terms of this Lease any sum of money is required to be paid by Tenant in addition to the Basic Annual Rent, and said additional amount so to be paid shall be designated as "Additional Rent," and collectible as such with any installment of rental thereafter falling due hereunder, or, if no such installment thereunder shall fall due, on demand. Rent or rental for purposes of this Lease shall mean Basic Annual Rent plus all Additional Rent, including, but not limited to, Tenant's Proportionate Share of Taxes and Operating Expenses.

2.5

"Tenant's Taxes" shall mean all taxes, assessments, license fees and other governmental charges or impositions levied or assessed against or with respect to Tenant's personal property, furnishings, equipment, movable partitions, business machines and other trade fixtures installed, located or attached to the Property. Tenant shall pay all Tenant's Taxes before delinquency and, at Landlord's request, shall furnish Landlord satisfactory evidence thereof.  If any lien shall at any time be filed against the Property or any part thereof with respect to Tenant's Taxes not paid by Tenant when due, or any judgment, attachment or levy is filed or recorded against the Property or any part thereof with respect thereto, Tenant, within thirty (30) days after the attachment thereof, shall cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien, judgment, attachment or levy to be discharged within the period aforesaid, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same by bonding proceedings, if permitted by law (and if not so permitted, by deposit in court). Any amount so incurred by Landlord, including all costs and expenses paid by Landlord in connection therewith, together with interest thereon at the rate of 15% per annum (or, if lower, the maximum rate permitted by law) from the respective dates of Landlord's so incurring any such amount, cost or expenses, shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

2.6

For purposes of this Lease, the following terms shall be defined as follows:

(a)

"Tenant's Proportionate Share" shall mean the ratio, expressed as a percentage, of the number of rentable square feet comprising the Demised Premises from time to time (approximately 4,366 square feet as of the date of this Lease) (which shall hereafter be adjusted upon any increase or reduction in accordance with this Lease) to the agreed total number of rentable square feet in the Buildings (283,029), that is to say 1.54% as of the Commencement Date, subject to later adjustment in accordance herewith.  If at any time during the Lease Term the rentable square footage of the Demised Premises and/or the Buildings increases or decreases due to an actual physical change in the Demised Premises and/or the Common Areas or upon remeasurement of the Demised Premises and/or the Buildings, Tenant’s Proportionate Share shall be recalculated to equal the actual rentable square footage of the

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Demised Premises divided by the actual total rental square footage of the Buildings and the parties shall execute an amendment to this Lease to memorialize such adjustment.

(b)

"Fiscal Year" shall mean each fiscal year of Landlord or part thereof during the Term, as such fiscal year may be changed at any time and from time to time in the sole discretion of Landlord. The fiscal year of Landlord as of the date hereof is January 1 through December 31.

(c)

"Lease Year" shall mean a period of one (1) year commencing on the Commencement Date and thereafter commencing upon each anniversary thereof.

(d)

"Operating Expenses" shall mean and include all amounts, expenses and costs of whatever nature that Landlord incurs because of or in connection with the operation, insuring, maintenance, equipping, securing, policing, protection, repair, or management (the "Operating Expenses"), Operating Expenses shall be determined on an accrual basis in accordance with sound management accounting principles consistently applied and shall include, but shall not be limited to, the following:

(1)

Costs and expenses of maintenance, equipping, securing, policing, garbage disposal, and repair of the Property, including Common Areas.

(2)

Costs of maintenance and replacement of landscaping.

(3)

Costs of providing utilities and services to the Common Area.

(4)

Premiums for property (including coverage for earthquake, flood and terrorism if carried by Landlord), liability, worker's compensation, plate glass, rental income and other insurance and commercially reasonable deductible amounts under such insurance paid in connection with repair or restoration of the Property after any damage or destruction.

(5)

Fees and charges for licenses, permits and inspections reasonably necessary for the operation of the Property.

(6)

Costs of capital improvements required to meet changed governmental regulations or which are, reasonably and in good faith, intended to reduce Operating Expenses, such costs, together with interest on the unamortized balance at the rate paid by Landlord on funds borrowed for the purpose of constructing such capital improvements (or, if Landlord funds such costs itself in lieu of borrowing such amount, deemed interest equivalent to the interest at a commercially reasonable rate that would have been incurred had such amount been borrowed by Landlord), to be amortized over such reasonable periods as Landlord shall determine, consistent with generally accepted accounting principles.

(7)

Costs associated with the construction, repair or maintenance of any on-site Property management offices or related facilities.

(8)

Reasonable and customary property management fees, not to exceed 5% of gross revenue.

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(9)

Costs for accounting, legal and other professional services incurred in connection with the management and operation of the Property and the calculation of Operating Expenses and Taxes (as defined below), provided that Tenant shall not be responsible for paying for any professional costs in leasing space to tenants or evicting tenants from their current space.

(10)

The reasonable cost of contesting the validity or applicability of any governmental enactments that may affect the Property.

(11)

Wages, salaries, fees, related taxes, insurance costs, benefits (including amounts payable under medical, pension and welfare plans and any amounts payable under collective bargaining agreements) and reimbursement of expenses of and relating to all personnel principally engaged in operating, repairing, managing, replacing and maintaining the Property.

(12)

All supplies, tools, equipment and materials used in operating, equipping, repairing and maintaining the Property.

(13)

Cost of security and security personnel, devices and systems (including, without limitation, any security office on the Property).

Notwithstanding any contrary provision of this Lease, Operating Expenses shall not include:  (i) capital improvements other than those specifically enumerated above in clause (6) of the definition of Operating Expenses; (ii) costs of special or additional services rendered to individual tenants (including Tenant) for which a special charge is made; (iii) interest and principal payments on loans or indebtedness secured by the Property or ground rent payments (if any); (iv) costs of improvements for other tenants of the Property; (v) costs of services or other benefits of a type which are not available to Tenant but which are available to other tenants or occupants, and costs for which Landlord is reimbursed by other tenants of the Property other than through payment of tenants' shares of Operating Expenses and Taxes, (vi) leasing commissions, attorneys' fees and other expenses incurred in connection with negotiations of disputes with other tenants, prospective tenants or occupants of the Property, or in connection with the enforcement or violation by Landlord or such tenant or occupant of any lease; (vii) depreciation or amortization, other than as specifically enumerated above in the definition of Operating Expenses, (viii) costs, fines or penalties incurred due to Landlord's violation of any law or governmental regulation, (ix) the excess of the cost of supplies and services provided by subsidiaries and affiliates of Landlord, or Landlord itself, over competitive costs by independent suppliers and contractors of comparable buildings in the vicinity of the Property; (x) Taxes.

If Landlord does not furnish during any Fiscal Year any particular work or service (the cost of which, if performed by Landlord, would constitute an Operating Expense) to a tenant which has undertaken to perform such work or service in lieu of the performance thereof by Landlord, then Operating Expenses shall be deemed to be increased by an amount equal to the additional expense which would reasonably have been incurred during such Fiscal Year by Landlord if it had, at its cost, furnished such work or service to such tenant; provided, however, Landlord shall not be entitled to be reimbursed for an amount in excess of the actual Operating, Expenses. If during any Fiscal Year less than 95% of the leasable square feet of the Property is leased and occupied by tenants, then the Operating Expenses for such Lease Year shall be

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increased proportionately to reflect the amount of the Operating Expenses which, in Landlord's reasonable judgment, would have been incurred during such Lease Year if 95% of the leasable square feet of the Property was leased and occupied by tenants.

(e)

"Taxes" shall mean and include all real property taxes and general, special or district assessments or other governmental impositions, of whatever kind, nature or origin, imposed on or by reason of the ownership or use of the Property; governmental charges, fees or assessments for transit (including without limitation, area wide traffic improvement assessments and transportation system management fees), housing, police, fire or other governmental service or purported benefits to the Property; personal property taxes assessed on the personal property of Landlord used in or related to the operation of the Property service payments in lieu of taxes and taxes and assessments of every kind and nature whatsoever levied or assessed in addition to, in lieu of or in substitution for existing or additional real or personal property taxes on the Property or the personal property described above, taxes and assessments on the gross or net rental receipts of Landlord derived from the Property (excluding, however, state and federal personal or corporate income taxes measured by the net income of Landlord from all sources and inheritance, franchise or estate taxes), and the reasonable cost of contesting by appropriate proceedings the amount or validity of any taxes, assessments or charges described above. Taxes shall also include any personal property taxes imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances of Landlord used in connection with the Property for the operation thereof.  Taxes shall also include the amount of all fees, costs and expenses (including, without limitation, attorneys' fees and court costs), if any, paid or incurred by Landlord each Fiscal Year in seeking or obtaining any refund or reduction of Taxes or for contesting or protesting any imposition of taxes, whether or not successful and whether or not attributable to Taxes assessed, paid or incurred in such Fiscal Year.

2.7

(a)

In addition to the Basic Annual Rent, Tenant shall pay, with respect to each Fiscal Year, Tenant's Proportionate Share of all Operating Expenses and Taxes. Tenant's Proportionate Share of Operating Expenses shall be paid in monthly installments in advance on the first day of each calendar month during such Fiscal Year in the Term in amounts sufficient to satisfy payment of the Operating Expenses for such Fiscal Year as reasonably estimated by Landlord from time to time prior to, or during, any Fiscal Year and communicated to Tenant by written notice (the "Estimated Operating Expense Adjustment"). If Landlord does not deliver such a notice (an "Estimate") prior to the commencement of any Fiscal Year, Tenant shall continue to pay Estimated Operating Expense Adjustment as provided in the most recently received Estimate (or Updated Estimate, as defined below) until the Estimate for such Fiscal Year is delivered to Tenant. If, from time to time during any Fiscal Year, Landlord reasonably determines that Operating Expenses for such Fiscal Year have increased or will increase, Landlord may deliver to Tenant an updated Estimate ("Updated Estimate") for such Fiscal Year, Monthly payments of Estimated Operating Expense Adjustment paid subsequent to Tenant's receipt of the Estimate or Updated Estimate for any Fiscal Year shall be in the amounts provided in such Estimate or Updated Estimate, as the case may be. In addition, Tenant shall pay to Landlord within thirty (30) days after receipt of such Estimate or Updated Estimate, the amount, if any, by which the aggregate of the Estimated Operating Expense Adjustment provided in such Estimate or Updated Estimate, as the case may be, with respect to prior months in such Fiscal Year exceeds the aggregate of the Estimated Operating Expense Adjustment paid by Tenant with respect to such prior months.

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After the end of each Fiscal Year, Landlord shall send to Tenant a statement (the "Final Operating Expense Adjustment Statement") showing (i) the calculation of the Operating Expense Adjustment for such Fiscal Year, (ii) the aggregate amount of the Estimated Operating Expense Adjustment previously paid by Tenant for such Fiscal Year, and (iii) the amount, if any, by which the aggregate amount of the installments of Estimated Operating Expense Adjustment paid by Tenant with respect to such Fiscal Year exceeds or is less than the Expense Adjustment for such Fiscal Year. Tenant shall pay the amount of any deficiency to Landlord within thirty (30) days of the sending of such statement. At Landlord's option, any excess shall either be credited against payments past or next due hereunder or refunded by Landlord, provided Tenant is not then in default hereunder.  At the end of the term, any amounts will be paid directly back to Tenant.

On reasonable advance written notice given by Tenant within thirty (30) days following the receipt by Tenant of the Final Operating Expense Adjustment Statement, Landlord shall make available to Tenant Landlord's books and records maintained with respect to the Operating Expenses for such Fiscal Year. If Tenant wishes to contest any item within any Final Operating Expense Adjustment Statement, Tenant shall do so in a written notice (a "Contest Notice") received by Landlord within thirty (30) days following Tenant's inspection of Landlord's books and records, but in any event not later than sixty (60) days after Landlord shall have made its books and records available to Tenant for inspection.  The Contest Notice shall specify in detail the item or items being contested and the specific grounds therefore. However, the giving of such Contest Notice shall not relieve Tenant from the obligation to pay any deficiency in such statement or the Landlord from the obligation to pay (by refund or credit) any excess in such statement in accordance with this Section. Notwithstanding anything else in this Section to the contrary, if Tenant fails to give such Contest Notice within said thirty (30) day period or fails to pay any deficiency in such statement in accordance with this Section, whether or not contested, Tenant shall have no further right to contest any item or items in such statement and Tenant shall be deemed to accept such statement.

For thirty (30) days after receipt of Tenant's Contest Notice, Landlord and Tenant shall attempt to resolve such dispute.  If such dispute shall not be resolved within such thirty (30) day period (the resolution to be evidenced by a writing signed by Landlord and Tenant), the dispute shall be resolved by arbitration as follows: The party desiring arbitration (the "First Party") shall give notice to that effect to the other party, and shall in such notice appoint a person as arbitrator on its behalf. Within fifteen (15) days after its receipt of such notice, the other party by notice to the First Party shall appoint an arbitrator on its behalf, if the second arbitrator shall not be so appointed within such fifteen (15) days, the First Party may give a second notice to the other party demanding that the other party appoint an arbitrator within ten (10) days of its receipt of such second notice and if the other party shall not do so within such ten (10) day period, then the arbitrator appointed by the First Party shall appoint the second arbitrator. The two arbitrators appointed pursuant to the above shall try to appoint the third arbitrator. If, within twenty (20) days after the appointment of the second arbitrator, they shall not have agreed upon the appointment of the third arbitrator, either of the parties upon notice to the other party may request such appointment by the Office of the American Arbitration Association (the "AAA") closest to the Property, or in its absence, refusal, failure or inability to act, may apply to the presiding judge of the court of the State of Washington with Jurisdiction over the matters covered by this Lease (the "Court") for the appointment of such third arbitrator and the other party shall not raise any question as to the Court's power and jurisdiction to entertain the application and make the appointment. Each arbitrator shall be a qualified person who shall have

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at least ten (10) years experience in a calling connected with the matter of the dispute. The arbitration shall be conducted in accordance with the then prevailing, rules of the AAA, under the auspices of the office of the AAA closest to the Property, The arbitrators shall render their decision and award in writing upon concurrence of at least two (2) of their members, within thirty (30) days after the appointment of the third arbitrator. Such decision and award shall be binding and conclusive on the parties, shall constitute an "award" of the arbitrators within the meaning of the AAA rules and applicable law, and counterpart copies thereof shall be delivered to each of the parties. In rendering such decision and award, the arbitrators shall not add to, subtract from, or otherwise modify the provisions of this Lease and shall apply applicable federal and/or state law. Judgment may be had under the decision and award of the arbitrators so rendered in any court of competent jurisdiction'.  Each party shall pay the fees and expenses of the arbitrator appointed by or for it. The fees and expenses of the third arbitrator, and all other expenses of the arbitration (other than the fees and disbursements of attorneys or witnesses for each party), shall be borne by the parties equally.

(b)

Tenant's Proportionate Share of Taxes with respect to each Fiscal Year shall be paid in monthly installments in advance on the first day of each calendar month during such Fiscal Year in the Term in amounts sufficient to satisfy payment of Tenant's Proportionate Share of Taxes For such Fiscal Year as reasonably estimated by Landlord from time to time prior to or during any Fiscal Year and communicated to Tenant by written notice (the "Estimated Tax Payment," and the actual, final amount due from Tenant on account of Taxes, the "Tax Payment")). If Landlord does not deliver such a notice (an "Estimate") prior to the commencement of any Fiscal Year, Tenant shall continue to pay Estimated Tax Payment as provided in the most recently received Estimate (or Updated Estimate, as defined below) until the Estimate for such Fiscal Year is delivered to Tenant. If, from time to time during any Fiscal Year, Landlord reasonably determines that Taxes for such Fiscal Year have increased or will increase, Landlord may deliver to Tenant an updated Estimate ("Updated Estimate") for such Fiscal Year. Monthly payments of Estimated Tax Payment paid subsequent to Tenant's receipt of the Estimate or Updated Estimate for any Fiscal Year shall be in the amounts provided in such Estimate or Updated Estimate, as the case may be. In addition, Tenant shall pay to Landlord within thirty (30) days after receipt of such Estimate or Updated Estimate, the amount, if any, by which the aggregate of the Estimated Tax Payment provided in such Estimate or Updated Estimate, as the case may be, with respect to prior months in such Fiscal Year exceeds the aggregate of the Estimated Tax Payment paid by Tenant with respect to such prior months.

(c)

Within sixty (60) days after a final real estate tax bill with respect to the Property is received by Landlord or any other determination of Taxes with respect to a Fiscal Year occurs (whether due to the receipt of a bill, the filing of a return, the settlement or adjudication of disputed Taxes, or otherwise), or as soon thereafter as practicable, Landlord shall send to Tenant a statement (the "Tax Adjustment Statement") showing (i) the calculation (or recalculation) of the Tax Payment for such Fiscal Year, (ii) the aggregate amount of the Estimated Tax Payment previously paid by Tenant for such Fiscal Year, and (iii) the amount, if any, by which the aggregate amount of the installments of Estimated Tax Payment paid by Tenant with respect to such Fiscal Year exceeds or is less than the Tax Payment for such Fiscal Year. Tenant shall pay the amount of any deficiency to Landlord within thirty (30) days after the sending of such statement. At Landlord's option, any excess shall either be credited against payments past or next due hereunder or refunded by Landlord, provided Tenant is not then in default hereunder.

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2.8

Tenant shall (i) pay (at the rates charged by the utility providers to Landlord) 100% of all charges for electric current (including, without limitation, for lighting the Demised Premises and supplying HVAC to the Demised Premises), water, gas (if any), telephone, and other utilities consumed relative to the Demised Premises, and (ii) be responsible (at Tenant's expense) of providing, installing, repairing, maintaining and operating all conduits, risers, cables, pipes and other electrical, mechanical and other facilities and installations which are required in connection with the consumption of such utilities at the Demised Premises.   Tenant shall not have any extra charges for HVAC or any utilities used at on the weekends.  Tenant shall be charged twenty dollars ($20) per hour for HVAC used between 6:00 pm and 4:00 am Sunday through Saturday.  Upon the completion of one (1) year of the term, Tenant shall have the right to request that Landlord and Tenant revisit use of extra hours HVAC and the charge for such.  Tenant shall have control over the temperature and other utilities serving the Demised Premises.  Also, Landlord and Tenant shall share any additional utility costs that arise out of the air conditioning and other utilities needs of the Tenant’s computer room.

2.9

Landlord shall provide the following services for the Property: (i) city water from regular building outlets for drinking, lavatory and toilet purposes, (ii) janitorial and maintenance service for the Property (it being understood that should Landlord so elect then Tenant at its expense shall provide janitorial service to the Demised Premises using contractors reasonably acceptable to Landlord which shall provide insurance coverage reasonably acceptable to Landlord), (iii) all utilities for the Common Area, and (iv) periodic inspections of the drain valves, hydrants and fire pumps on the Property.  The cost of the services to be provided by Landlord described in this Section 2.9 shall constitute Operating Expenses.

2.10

If Tenant shall fail to pay, within twenty (20) days of the date when the same is due and payable, any rent or other charge pursuant to this Lease (including, without limitation, basic annual rent, or additional rent), Tenant shall upon demand pay Landlord a late charge of five (5%) percent of the amount past due, or, if such late charge shall exceed the maximum late charge permitted by law, the Tenant shall pay the maximum late charge permitted by law.  Additionally, such amounts not paid shall accrue interest at the rate of one and one-half percent (1.5%) (or the highest rate allowable by law if lower) per month until paid.  Such interest shall be cumulative.

3.

USE OF PREMISES: COMPLIANCE WITH LAWS

3.1

Subject to Section 3.2, the Demised Premises may be used only for general office and cleanroom, subject to and in accordance with all Legal Requirements (hereafter defined) and for no other purpose. Landlord shall not be deemed to have made any representation, warranty or agreement that any such use by Tenant or all or any of the Property shall be or remain lawful or otherwise permitted under any Legal Requirements.

3.2

Tenant shall not use or occupy or permit anything to be done in or on the Demised Premises or the Property, in whole or in part, in a manner which would in any way violate any certificate of occupancy affecting the Demised Premises or the Property, make void or voidable any insurance then in force with respect thereto, or which may make it more costly or impossible to obtain fire or other insurance thereon, cause or be apt to cause structural or other material injury to the Buildings or any part thereof, constitute a public or private nuisance, or which may violate any present or future, ordinary or extraordinary, foreseen or unforeseen Legal

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Requirements or Insurance Requirements, (hereinafter defined). In addition, Tenant shall not allow any animals to be kept on the Premises or use or allow the Demised Premises to be used for residential or dwelling purposes.

3.3

Tenant shall, at its expense, promptly comply or cause compliance with, and not jeopardize or make more costly Landlord's compliance with (but it being agreed that except as may otherwise be expressly set forth to the contrary in this Lease, compliance with the following shall be the obligation of Tenant at Tenant's expense):

3.3.1

the requirements of every statute, law, ordinance, regulation, rule, requirement, order or directive, including but not limited to the Americans with Disabilities Act of 1990, now or hereafter made by any federal, state, city or county government or any department, political subdivision, bureau, agency, office or officer thereof, or of any other governmental authority having jurisdiction with respect to and applicable to (i) the Demised Premises, (ii) the condition, equipment, maintenance, use or occupation of the Demised Premises, including, without limitation, such of the foregoing applicable to the making of any alteration or addition in or to any structure appurtenant thereto and to pollution and environmental control, and (iii) subtenants of Tenant (all of the foregoing being herein referred to as "Legal Requirements"), and

3.3.2

the rules, regulations, orders and other requirements of the National and any local Board of Fire Underwriters, or other body having the same or similar functions and having jurisdiction of and which are applicable to, the Demised Premises and of any liability, fire or other insurance policy which Tenant or Landlord is required hereunder to maintain (herein referred to as "Insurance Requirements"), whether or not such compliance involves changes in the use of the Demised Premises or any part thereof, or be required on account of any particular use to which the Demised Premises, or any part thereof may be put, and whether or not any such Legal Requirements or Insurance Requirements be of a kind not now within the contemplation of the parties hereto.

4.

REPRESENTATIONS BY TENANT AND LANDLORD

4.1

Except for the improvements listed in Exhibit D, Tenant covenants and agrees that it will accept the Demised Premises in its existing "as is" state or condition as of the Commencement Date and without any representation or warranty, express or implied, in fact or by law, by Landlord or its agents and without recourse to Landlord or its agents, as to the nature, condition, or usability thereof, or the use or occupancy which may be made thereof, except as may be otherwise specifically provided in this Lease.

4.2

Tenant agrees that it will not establish any new air vents within twenty (20) feet of any other tenant’s air intakes on the roof without prior notice to, and approval of Landlord.

4.3

Nothing, in this Lease shall limit or restrict the right of the Landlord, from time to time, and in the Landlord's sole discretion, to execute, enter into, amend, modify, terminate and/or cancel any leases or occupancy agreements respecting the Property (or any parts thereof), other than this Lease, nor shall any such acts or actions by Landlord give rise to any right or remedy in favor of Tenant.

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5.

INSURANCE

5.1

During the Term, Tenant, at Tenant's sole cost and expense, shall carry and maintain:

5.1.1

Commercial general public liability insurance, including property damage liability coverage, protecting and indemnifying Tenant, Landlord (and naming Landlord, its managing agent and the holder of any mortgage encumbering the Property as additional insured thereon) and any designee of Landlord against any and all claims for damages to person or property, or for loss of life or of property occurring in or about the Demised Premises or arising out of the ownership, maintenance, use or occupancy thereof or from any of the matters indicated in Section 12 or elsewhere in this Lease against which Tenant is required to indemnify Landlord. The coverage limits of the policy shall be those amounts reasonably requested by Landlord but at least $1,000,000 per occurrence and $2,000,000 in the aggregate for any policy year.

5.1.2

All policies of insurance carried by Tenant pursuant to this Lease shall name as insureds Landlord, and if required, any fee mortgagee or other designee of Landlord, as their respective interests may appear; provided, however, that rent insurance, if any, shall be carried solely in favor of Landlord. To the extent Landlord receives and applies proceeds of rent insurance, if any, Tenant shall receive a credit against fixed rental payable hereunder. Subject to the rights of any fee mortgagee, all losses made under the policy or policies shall be adjusted by Landlord and the proceeds thereof shall be payable to the Landlord. The originals or duplicate originals of such policies or certificates shall be delivered to Landlord except when such originals or duplicate originals are required to be held by any fee mortgagee, in which case certificates of insurance shall be delivered to Landlord. Policies or certificates with respect to renewal policies shall be delivered to Landlord by Tenant (i) initially not later than the Commencement Date and (ii) thereafter not less than 30 days prior to the expiration of the original policies, or succeeding renewals, as the case may be, in each case together with receipts or other evidence that the premiums thereon have been paid for at least six months. In the event the Tenant is not able to deliver the insurance policies or certificates prior to the renewal date as aforesaid, the Tenant may deliver binders in lieu of such policies or certificates to the Landlord; provided, however, that the insurance policies or certificates shall be delivered within sixty (60) days after the expiration of the original policies or succeeding renewals but in no event later than fifteen (15) days prior to the expiration date of the binder. Premiums on policies shall not be financed in any manner whereby the lender, on default or otherwise, shall have the right or privilege of surrendering or canceling the policies, provided, however, that Tenant may pay premiums in quarter or semi-annual installments so long as such method of payment does not constitute a default under any fee Mortgage. Each policy of insurance required under this program shall have attached thereto an endorsement that such policy shall not be canceled or modified without at least thirty (30) days prior written notice to the Landlord, and, if required, to any fee mortgagee. Each such policy shall contain a provision that no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained and a provision waiving any right of the insured against the Landlord. All insurance required to be carried by Tenant under this Lease shall be effected under valid and enforceable policies issued by insurers which are licensed to do business in the State of Washington and have

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been approved in writing by Landlord (which approval Landlord agrees not to unreasonably withhold).

5.1.3

Fire and extended coverage insurance covering Tenant's personal property, improvements and alterations, against loss or damage by fire and other risks now or hereafter embraced by "all risk" coverage, with vandalism and malicious mischief endorsements, to the extent of at least 90% of then full replacement values. The proceeds from any such policy shall be used by Tenant for the replacement of personal property or the restoration of Tenant's improvements or alterations.

5.1.4

Worker's compensation insurance as required by Legal Requirements.

5.2

Landlord and Tenant hereby release each other and each other's officers, directors, shareholders, principals, employees and agents, from liability or responsibility for any loss or damage to property covered by valid and collectible fire insurance with standard extended coverage endorsement, whether such insurance is carried by Tenant or any other tenant or occupant of the Property, or any part thereof.  This release shall apply not only to liability and responsibility of the parties to each other, but shall also extend to liability and responsibility for anyone claiming through or under the parties by way of subrogation or otherwise. This release shall apply even if the fire or other casualty shall have been caused by the fault or negligence of a party or anyone for whom a party may be responsible. However, this release shall apply only with respect to loss or damage actually recovered from an insurance company. This release shall not apply to loss or damage of property of a party unless the loss or damage or personal injury occurs during the times the fire or extended coverage insurance policies of a party contain a clause or endorsement to the effect that any release shall not adversely affect or impair the policies or prejudice the right of the party to recover thereunder. Landlord and Tenant each agree that any fire and extended coverage insurance policies covering the Property or contents shall include this clause or endorsement as long as the same shall be obtainable without extra cost, or if extra cost shall be charged therefor, so long as the other party pays the extra cost. If extra cost shall be chargeable, the party whose policy is subject to the extra cost shall advise the other thereof, and of the amount of the extra cost. Tenant shall also obtain the agreement of its worker's compensation insurance carrier to waive all right of subrogation against Landlord.

5.3

No policy furnished by Tenant pursuant to Section 5.1 shall have a deductible or self-insured retainage amount in excess of $25,000, except that public liability insurance may have a deductible of up to $50,000, fire and extended coverage may have a deductible of up to $50,000, and earthquake coverage may have a deductible of up to the greater of $100,000 or 5% of the loss.  Tenant will indemnify, defend and hold harmless Landlord for any difference between a $10,000 deductible and a $25,000 deductible.

6.

DAMAGE OR DESTRUCTION

6.1

Tenant shall immediately give notice to Landlord of every case of fire, explosion, destruction or damage by the elements or other casualty.

6.2

If at any time during the Term, the Demised Premises shall be damaged in whole or in material part, or wholly or partially destroyed, by fire or other casualty (including

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any casualty for which insurance coverage was not obtained) of any kind or nature, regardless of whether said damage or destruction resulted from an act of God, the fault of the Tenant, the Landlord, or from any cause whatsoever, then, in that event neither party shall be required to replace, repair or rebuild the damaged or destroyed improvements (except that Tenant shall be required to turn over to Landlord the insurance proceeds payable in connection with such damage or destruction); provided, however, that if the damage or destruction results from the sole or partial fault of Tenant and is not fully covered by insurance or the insurance proceeds received by the Landlord are insufficient therefore, the Tenant shall be required to replace, repair or rebuild the damaged or destroyed improvements to substantially their condition prior to the casualty event.

6.3

Upon thirty (30) days written notice of the casualty event, the Landlord shall have the option, to (i) replace, repair and rebuild any and all damaged or destroyed improvements, or (ii) to terminate this Lease as of a specified date, in which latter event all rent shall be apportioned as of the date of such damage or destruction, and this Lease shall terminate as of the specified date, but all insurance proceeds shall be paid to Landlord as aforesaid, and Tenant shall remain obligated under Section 6.2 in the event the insurance proceeds are insufficient to fully replace, repair or rebuild. In the event Landlord proceeds to replace, repair and rebuild, this Lease shall not terminate, Landlord shall cause the Demised Premises and the Common Areas to be repaired or restored to the extent insurance proceeds are available to the Landlord as speedily as its good faith efforts will allow, and there shall be a proportional abatement of the basic and additional rent reserved under this Lease during such period as the Demised Premises remain untenantable based on the extent to which the Demised Premises are untenantable. Tenant shall also have the option to terminate this Lease effective as of the date of the damage or destruction, in the event:  (a) a portion of the Demised Premises which is material to Tenant's operations have been damaged or destroyed and are untenantable, and Landlord shall not provide to Tenant within 120 days after the date of damage or destruction substitute space of reasonably equivalent size and functionality (either on a temporary or permanent basis), and (b) (x) the damaged or destroyed portion of the Demised Premises cannot reasonably be repaired within 120 days of such date as set forth in an opinion to that effect of an architect or engineer retained by Tenant (at its expense) and reasonably acceptable to Landlord, (y) Landlord shall not give written notice of Landlord's election under clause (i) above within the specified thirty (30) day period, or (z) Landlord, after having elected to repair, shall not restore the Demised Premises substantially to its condition prior to the event causing the damage or destruction. Tenant's options to terminate shall be exercised by written notice to Landlord within 45 days of the casualty event, with respect to clauses (x) and (y) and within 135 days after the date of such damage or destruction with respect to clause (z).

6.4

Tenant agrees that the foregoing provisions are in lieu of any other rights or remedies that Tenant may have against Landlord pursuant to the laws of the State of Washington in the event of any damage or destruction to all or any part of the Demised Premises or any other portion of the Property.

7.

CONDEMNATION

7.1

If the whole of the Demised Premises shall be taken under the power of eminent domain by any public or private authority or in the event of sale to such authority in lieu of formal proceedings of eminent domain, then this Lease shall cease and terminate as of the date

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of such taking or sale, which date is defined, for all purposes of this Section 7, as the date the public or private authority has the right to possession of the property being taken or sold.

7.2

In the event of any taking or sale of all or any part of the Demised Premises, the entire proceeds of the award or sale shall be paid to Landlord, and Tenant shall have no right to any part thereof, provided, however, that nothing contained herein shall be construed to prevent Tenant from recovering any allowance for its personal property or for moving expenses which the law permits to be made to tenants, so long as such allowance does not diminish the award paid to Landlord.

7.3

If any public or private authority shall, under the power of eminent domain, make a taking, or should a sale in lieu thereof occur of less than the whole of the Demised Premises, then Landlord may, at its election, terminate this Lease by giving Tenant written notice of the exercise of its election within twenty (20) days after the nature and extent of the taking or sale have been finally determined. In the event of termination by Landlord under the provisions of this Section 7.3, this Lease shall cease and terminate as of the date of such taking or sale. If Landlord does not so terminate this Lease, subject to Section 7.5, this Lease shall continue in full force and effect.

7.4

In the event of a partial taking or sale not resulting in a termination of this Lease pursuant to Section 7.3, Landlord shall, if Landlord's fee mortgagee consents thereto, effectuate all such repairs and restoration as are necessary to restore the Demised Premises for the operation of Tenant's business, to the extent net proceeds of the award or sale are available, but nothing contained herein shall be construed so as to require Landlord to pay any cost of repair in excess of the net proceeds of the award or sale price received from the condemning authority and allocable to the Demised Premises. In such case, as of the date of the taking, the basic and additional rent reserved hereunder shall be reduced, but only until such time as Landlord completes its repair or restoration in accordance herewith, by an amount that is in the same ratio to the rental then in effect as the value of the portion of the Demised Premises taken or sold bears to the total value of the Demised Premises immediately before the date of taking or sale. If the net proceeds of the award or sale are not sufficient to repair or restore the Demised Premises, Tenant may, at its own expense, complete such repairs or restoration, in accordance with the terms of this Lease.

7.5

Tenant shall have the option, to be exercised by written notice to Landlord within fifteen (15) days after such taking or sale, to terminate this Lease in the event (i) more than 10% of the square footage of the Demised Premises is taken in condemnation, or (ii) the Lease continues notwithstanding a partial condemnation of more than 10% of the square footage of the Demised Premises and within 120 days after the condemnation, Landlord does not restore the Demised Premises substantially to their condition prior to the condemnation.

7.6

The taking of the Demised Premises or any part thereof by military or other public authority shall constitute a taking of the Demised Premises under the power of eminent domain only when the use and occupancy by the taking authority has continued for longer than 90 consecutive days. During the 90-day period all the provisions of this Lease shall remain in full force and effect, except that rental reserved (but not the additional rent) shall be abated during such period of taking based on the extent to which the taking interferes with

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Tenant's use of the Demised Premises. Landlord shall be entitled to whatever award may be paid for the use and occupation of the Demised Premises for the period involved.

8.

SUBORDINATION, ATTORNMENT, ESTOPPEL CERTIFICATE

8.1

This Lease is and shall be subject and subordinate in all respects to all bona fide mortgages which may now or hereafter affect the Property, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, consolidations, replacements, and extensions of such mortgages irrespective of the date of the execution and/or recording thereof (provided, however, that Landlord shall use its good faith efforts to obtain from such mortgagee a non-disturbance agreement as described in the last sentence of this Section 8.1). This Section 8.1 shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant agrees, without payment to Tenant of any consideration therefore, to execute and deliver any instrument that Landlord or the holder of any such mortgage or any of their respective successors in interest may request to evidence such subordination within twenty (20) days of request.  Tenant may state in the subordination document any objections or issues outstanding it has relative to the Lease or the Landlord’s performance thereunder.  Tenant hereby irrevocably appoints Landlord its attorney in fact to execute such instrument on behalf of Tenant, should Tenant refuse or fail to do so promptly after request. The mortgages to which this Lease is, at the time referred to, subject and subordinate shall sometimes be collectively called "superior mortgage." Landlord shall, upon the request of Tenant, use its good faith efforts to obtain a non-disturbance agreement from the holder of any superior mortgage, to the effect that in the event of the foreclosure of the superior mortgage Tenant's possession of the Demised Premises shall not be disturbed provided that Tenant shall not be in default under this Lease, provided, however, (1) Landlord (i) shall not be required to incur any material costs or liabilities in connection therewith, and (ii) shall not have any liability to Tenant if Landlord shall fail to procure such agreement, and (2) this Lease and the obligations of Tenant shall not be affected should Landlord fail to procure such agreement despite such good faith efforts.

8.2

In the event of any act or omission of Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right: (i) until it has given written notice of such act or omission to the holder of each superior mortgage whose name and address shall previously have been furnished to Tenant in writing, and (ii) unless such act or omission shall be one which is not capable of being remedied by Landlord or such mortgage holder within thirty (30) days, until a thirty (30) day period for remedying such act or omission shall have elapsed following the giving of such notice, provided such holder shall with due diligence give Tenant written notice of intention to, and commence and continue to, remedy such act or omission.

8.3

If the holder of a superior mortgage shall succeed to the rights of Landlord, then at the request of such party so succeeding to Landlord's rights (“Successor Landlord”) and upon such Successor Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize Successor Landlord as Tenant's landlord under this Lease and shall promptly, without payment to Tenant of any consideration therefor, execute and deliver any instrument that such Successor Landlord may request to evidence such attornment. Tenant hereby irrevocably appoints Landlord or Successor Landlord the attorney-in-fact of Tenant to

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execute and deliver such instrument on behalf of Tenant, should Tenant refuse or fail to do so promptly after request. Upon such attornment, this Lease shall continue in full force and effect as, or as if it were, a direct lease between Successor Landlord and Tenant upon all of the terms, conditions, and covenants as are set forth in this Lease and shall be applicable after such attornment, except that Successor Landlord shall not: (i) be obligated to repair, restore, replace, or rebuild the Property, in case of total or substantially total damage or destruction, beyond such repair, restoration or rebuilding as can reasonably be accomplished with the net proceeds of insurance actually received by, or made available to, Successor Landlord; (ii) be liable for any previous act or omission of Landlord; (iii) be subject to any prior defenses or offsets; (iv) be bound by any modification of this Lease not expressly provided for in this Lease or by any previous prepayment of more than one month's rent, unless such modification or prepayment shall have been expressly approved in writing by the holder of the superior mortgage through or by reason of which Successor Landlord shall have succeeded to the rights of Landlord; or (v) be liable for the performance of Landlord's covenants and agreements contained in this Lease to any extent other than to Successor Landlord's ownership in the Property, and no other property of Successor Landlord shall be subject to levy, attachment, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

8.4

In the event that a bona fide institutional lender shall request reasonable modifications to this Lease, then Tenant shall not unreasonably withhold, condition or delay its written consent to such modifications provided that the same do not, in Tenant's reasonable judgment (and Tenant shall not demand the payment to Tenant of any consideration for consent thereto), increase the obligations of Tenant hereunder or materially adversely affect Tenant’s operations or leasehold interest hereby.

8.5

Tenant agrees, at any time, (and without payment to Tenant of any consideration therefor), upon not less than ten (10) days' prior notice by Landlord, to execute, acknowledge and deliver to Landlord, (i) a current certified income statement and balance sheet of Tenant and (ii) a statement in writing addressed to Landlord (and/or Landlord's designee) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent has been paid, stating such other information concerning this Lease and Tenant's tenancy as Landlord reasonably shall request, and stating whether or not there exists any default in the performance by Landlord of any term, covenant or condition contained in this Lease and, if so, specifying each such default, it being intended that any financial reports and such statement delivered pursuant to this Section 8.5 may be relied upon by Landlord and by any mortgagee or prospective mortgagee of any mortgage affecting the Property or any purchaser or prospective purchaser of the Property. When so requested by Landlord, such statement shall be submitted in writing under oath by a person or persons having knowledge of the statements made therein.

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9.

REPAIRS, MAINTENANCE, ALTERATIONS, ETC.

9.1.1

Except as otherwise expressly provided in this Lease, Landlord at its cost shall maintain, repair or improve as needed, all portions of the Demised Premises (while Tenant is occupying same as permitted hereunder), and, except as otherwise expressly provided herein, Tenant shall not be required to maintain or make any repairs, replacements, improvements or alterations in or to the Demised Premises.  Notwithstanding the foregoing, in the event that Tenant activates and uses for more than five (5) days the separate air filtration and circulation systems of the clean room located within the Demised Premises, then Tenant shall be obligated to repair and maintain such systems during Tenant’s period of operation thereof; provided, however, that neither Tenant nor Landlord shall be obligated under this Section 9.1.1 to make or pay for any repairs or expenditures to the clean room systems that could properly be capitalized under generally accepted accounting principles.

9.1.2

Landlord shall (subject to reimbursement by Tenant of Operating Expenses) be responsible for maintenance, repairs or replacement of the roof, HVAC systems (except any HVAC equipment installed by or exclusively for Tenant), and elevator systems, unless the same is occasioned by the acts or omissions of Tenant, its agents, employees, guests, licensees, invitees, guests, subtenants (if any), subtenants, assignees, successors or independent contractors, in which event Tenant shall be responsible for such repairs, maintenance or replacement.

9.2

Landlord shall not be liable for any failure of water supply, gas or electric current or of any utility or for any injury or damage to person or property caused by or resulting from gasoline, oil, steam, gas, electricity, or hurricane, tornado, flood, wind or similar storms or disturbances, or water, rain or snow which may leak or flow from the street, sewers, gas mains or any sub-surface area or from any part of the Property, or leakage of gasoline or oil from pipes, appliances, sewer or plumbing works therein, or from any other place, or for interference with light or other incorporeal hereditaments by anyone, or caused by operations by or of any public or quasi-public work.

9.3

Tenant shall have the right to make, at its sole cost and expense, additions, alterations and changes (collectively, "Alterations") in or to the Demised Premises, provided Tenant shall not then be in default in the performance of any of the covenants in this Lease, subject to the following conditions:

9.3.1

No Alterations shall be commenced except after fifteen (15) days' prior written notice to Landlord, which shall include reasonably detailed final plans and specifications and working drawings of the proposed Alterations and the name of the contractor.

9.3.2

No Alterations costing in excess of $50,000 (and no Alterations which, when aggregated with all other Alterations, proposed or performed during the Term shall exceed $100,000) and no structural or Building system or exterior Alterations, or Alterations affecting any Common Area, regardless of cost, shall be made without the prior written consent of Landlord, which shall not be unreasonably withheld as to interior, non-structural, non-Building system Alterations.

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9.3.3

No Alterations shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations of all governmental authorities having jurisdiction, and shall have provided to Landlord evidence substantiating to Landlord's reasonable satisfaction that such permits and authorizations have issued.

9.3.4

All Alterations shall be made promptly (unavoidable delays excepted), in a good and workmanlike manner and in compliance with all applicable permits, authorizations and all Legal Requirements and all Insurance Requirements.

9.3.5

Anything in this Lease to the contrary notwithstanding, no Alterations shall be made by Tenant if they reduce the value or serviceability of the Property, increase the risk of casualty or the cost of insurance or increase the risk of environmental pollution.

9.3.6

Before commencing the Alterations and at all times during construction, Tenant's contractor shall maintain builder's risk insurance coverage satisfactory to Landlord.

9.3.7

If the estimated cost of the Alterations exceeds $100,000, Tenant at its cost shall furnish to Landlord a performance and completion bond issued by an insurance company qualified to do business in Washington and reasonably acceptable to Landlord, in a sum equal to the cost of the Alterations (as determined by the construction contract between Tenant and its contractor) guaranteeing the completion of the Alterations free and clear of all liens and other charges, and in accordance with the plans and specifications.

9.4

All Alterations, whether temporary or permanent in character, which may be made upon the Demised Premises either by Landlord or Tenant, except furniture, trade fixtures or equipment (other than HVAC equipment) installed at the expense of Tenant, shall be the property of Landlord and shall remain upon and be surrendered with the Demised Premises as a part thereof at the expiration or any termination of this Lease, without compensation to Tenant; provided, however, Landlord may elect within thirty (30) days before the expiration of the Term, or within five (5) days after termination of the Term, to require Tenant, at Tenant's cost, to remove any Alterations that Tenant has made to the Demised Premises at any time before or during the Term. If Landlord so elects, Tenant at its cost shall restore the Demised Premises to the condition designated by Landlord in its election, and repair any damage caused by the removal of Alterations, before the last day of the Term, or within thirty (30) days after notice of election is given, whichever is later. This Section shall survive the expiration or termination of this Lease.  Tenant Improvements in Exhibit D will not need to be removed.

9.5

If Tenant is not then in default of any provisions of this Lease, Tenant shall have the right to remove from the Demised Premises immediately before the expiration of the Term, or within twenty (20) days after the sooner termination of the Term, any trade equipment and other equipment (not including any building equipment) and furniture, which has been affixed to the Demised Premises by Tenant, as long as Tenant at its cost promptly restores any damage caused by the removal, provided Tenant shall be responsible and pay for the cost of repairing any damage caused by such removal.

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10.

INTENTIONALLY OMITTED

11.

ASSIGNMENT, SUBLETTING AND MORTGAGING

11.1

Neither Tenant, nor Tenant's successors or assigns, shall (unless expressly permitted to do so) assign, mortgage, pledge or encumber this Lease, in whole or in part, or sublet the Demised Premises, in whole or in part, or permit the same or any portion thereof to be used or occupied by others, without the prior consent in writing and approval of credit by Landlord in each instance which consent shall not be unreasonably withheld, conditioned or delayed.  If this Lease be so assigned or transferred, or if all or any part of the Demised Premises be sublet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, transferee, subtenant or occupant, and apply the net amount collected to the rent reserved herein, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any agreement, term, covenant or condition of this Lease, or the acceptance of the assignee, transferee, subtenant or occupant as tenant, or a release of Tenant from the performance or further performance by Tenant of the terms, covenants and conditions of this Lease, and Tenant shall continue to be liable under this Lease. The consent by Landlord to an assignment, mortgage, pledge, encumbrance, transfer, management contract or subletting shall not be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment, mortgage, pledge, encumbrance, transfer, management contract or subletting. Landlord shall have the right to reasonably withhold its consent to an assignment or subletting, mortgage, pledge or other encumbrance. Notwithstanding anything to the contrary herein contained, an assignment of this Lease shall include, without limitation the following: (a) if Tenant shall be a corporation and fifty percent (50%) or more of its voting stock or all or substantially all its assets shall be sold, mortgaged, assigned, pledged, encumbered or otherwise transferred (other than as collateral security for a bona fide loan to a bona fide lender) (and whether in one (1) single transaction or in more than one (1) successive transaction); or (b) if Tenant shall be a partnership, limited liability company, joint venture, syndicate or other group and all or any portion of the interest of any partner, member or other equity holder shall be sold or otherwise transferred (however this provision shall not, as to a corporation or other entity whose stock or other equity interests are publicly traded on a recognized stock exchange, be applicable to sales of stock or other equity interests on such stock exchange).  Notwithstanding the forgoing, Tenant may sublease or assign all or a portion of the Premises to an affiliate, parent, subsidiary or operating division of Tenant, or to any entity acquiring all or substantially all of the Tenant’s assets or stock without Landlord’s approval.  Tenant shall give Landlord notice of said sublease or assignment.

11.2

Any approved subtenant will be required to have the same financial capacity of that of the Tenant or otherwise be satisfactory to Landlord.

11.3

If Tenant shall desire to assign this Lease or sublet all or a portion of the Premises, Tenant shall submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall include the following information:  (a) the name and address of the proposed assignee or subtenant; (b) in the case of a proposed subletting, a description identifying the space to be sublet and the term of such subletting; (c) the nature and character of the business of the proposed assignee or subtenant; (d) in the case of a proposed assignment, a current financial statement of the proposed subtenant or assignee; and (e) the proposed assignment or sublease.

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11.4

Tenant, within twenty (20) days of its receipt of Landlord's request therefor, shall reimburse Landlord for all reasonable out-of-pocket costs incurred by Landlord in considering whether or not to consent, including reasonable attorney's fees and disbursements and the reasonable costs of making investigations regarding the proposed subtenant or assignee.  In the event Landlord grants its consent, but before the subtenant or assignee shall take possession, Tenant shall deliver to Landlord a fully-executed counterpart of the sublease or instrument of assignment.

11.5

If Tenant shall sublease any portion of the Premises or assign this Lease, Tenant shall pay to Landlord fifty percent (50%) of any consideration received by Tenant (net of reasonable costs incurred by Tenant to effect any such assignment or sublet, such as advertising, brokerage, legal and construction expenses) from the subtenant or assignee, as the case may be, to the extent such consideration exceeds the Basic Annual Rent and Additional Rent payable hereunder.

11.6

Notwithstanding any assignment of this Lease or subletting of all or any part of the Demised Premises, whether made with or without Landlord's consent, the Tenant originally named herein, and each successor Tenant, shall be and remain jointly and severally liable for all obligations of Tenant hereunder.

12.

INDEMNITY

Notwithstanding that joint or concurrent liability may be imposed upon Landlord by statute, ordinance, rule, regulation, order, or court decision, Tenant shall, notwithstanding any insurance furnished pursuant hereto or otherwise, indemnify, protect, defend and hold harmless Landlord from and against any and all liability, fines, suits, claims, obligations, damages, losses, penalties, demands, actions and judgments, and costs and reasonable expenses of any kind or nature (including reasonable attorneys' fees), by anyone whomsoever, arising after or relating to or accruing during the period after the date hereof and due to or arising out of:

12.1

any work or thing done in, on or about the Demised Premises or the Common Area or any part thereof by Tenant or anyone claiming through or under Tenant or the respective employees, agents, licensees, contractors, servants or subtenants of Tenant or any such person;

12.2

any use, possession, occupation, operation, maintenance or management of the Demised Premises or any part thereof, or the Common Area or any part thereof by Tenant, including, without limitation, any air, land, water or other pollution caused by Tenant;

12.3

any negligence or wrongful act or omission on the part of Tenant or any person claiming through or under Tenant or the respective employees, agents, licensees, invitees, guests, subtenants (if any), contractors, servants or subtenants of Tenant or any such person;

12.4

any accident or injury to any person (including death) or damage to property (including loss of property) occurring in or on the Demised Premises or any part thereof or the Common Area or any part thereof and arising from actions or omissions of Tenant or the employees, agents, licensees, invitees, guests, subtenants (if any) contractors, servants or subtenants of Tenant;

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12.5

any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease; and

12.6

any failure on the part of Tenant to perform or comply with Legal Requirements or Insurance Requirements.

In case any claim, action or proceeding is raised or brought against Landlord (and/or any of the other indemnified parties above described) by reason of any of the foregoing, Landlord, shall promptly provide notice of such action or proceeding to Tenant.  No delay by Landlord in giving such notice to Tenant shall in any way impair, waive or affect the obligations of Tenant to indemnify, defend, and hold harmless Landlord except to the extent of actual prejudice to Tenant arising solely and directly from such delay.  Tenant, at Tenant's expense, thereupon shall assume and, through competent counsel, diligently conduct the defense of such claim, action or proceeding. Upon such assumption by Tenant, Landlord, at the expense of Tenant, shall cooperate with Tenant in all reasonable respects in the conduct of such defense. The duty of Landlord to cooperate shall (to the extent reasonable) include, but not be limited to, at the expense of Tenant, making available then present employees of Landlord and/or its Affiliates to act as witnesses and consult with counsel, and assist in the location and production of documents. Landlord shall, to the extent reasonable, subject to such reasonable confidentiality requirements as Landlord may impose, and at the cost of Tenant (including without limitation reproduction costs), make available to Tenant the books and records of Landlord relevant to the proceedings. The obligations of Tenant shall include but not be limited to, taking all steps necessary or appropriate to the defense or settlement of such claim, action, proceeding or litigation. Provided that Tenant has performed and is performing its obligations pursuant to this Section 12, Landlord may participate, through counsel of Landlord's choice, at Landlord's expense, in the defense of any such claim, action, proceeding or litigation, but Tenant shall direct and control the defense thereof Tenant or its counsel shall keep Landlord apprised at all times of the status of the action or proceeding. The establishment of limits of coverage for the insurance required by Section 5 shall not serve in any way to limit Tenant's obligations pursuant to this Section 12. Anything herein to the contrary notwithstanding, (i) Tenant shall not enter into or consent or agree to the settlement of any claim, litigation, action, or suit respecting which for Tenant is obligated to indemnify, or defend Landlord pursuant hereto, without the express prior written consent of Landlord, in Landlord's sole discretion, unless, in each such case (as demonstrated to the reasonable satisfaction of Landlord):  (1) Tenant has and does fully and completely indemnify and hold Landlord harmless from and against all liability, fines, suits, claims, obligations, damages, losses, penalties, demands, actions and judgments, and costs and reasonable expenses of any kind or nature (including reasonable attorneys' fees), by anyone whomsoever, resulting from or arising, out of such settlement: and (2) Landlord is fully released from all liability, fines, suits, claims, obligations, damages, losses, penalties, demands, actions and judgments, and costs and reasonable expenses of any kind or nature respecting such claim, litigation, action, or suit, and (3) such settlement shall not in any manner adversely affect the Property, or the use, development, maintenance, repair or occupancy thereof, and (ii) Tenant shall not issue, disseminate, distribute or publish, or agree to, consent to, or approve, any statement or press release in connection with such settlement, without the prior written consent of Landlord, which shall not be unreasonably withheld. The provisions of this Section 12 shall survive the expiration or termination of this Lease.

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12.7

Waiver of Subrogation.  Notwithstanding anything to the contrary herein, the parties hereto release each other and their respective agents, employees, successors, assignees and subtenants from all liability for damage to any property that is caused by or results from a risk which is actually insured against, which is required to be insured against under this Lease, or which would normally be covered by all risk property insurance, without regard to the negligence or willful misconduct of the entity so released.  All of Landlord's and Tenant's repair and indemnity obligations under the Lease shall be subject to the waiver contained in this paragraph.

13.

DEFAULT PROVISIONS, LANDLORD'S REMEDIES

13.1

Any of the following events ("Events of Default") shall constitute a default under this Lease:

13.1.1

Tenant's failure to pay any installment of Basic Annual Rent or any Additional Rent within five (5) days of the date on which the same was due and payable; or

13.1.2

Tenant's doing or permitting anything to be done, whether by action or inaction, contrary to any of Tenant's obligations pursuant to this Lease, or otherwise any breach of this Lease or failure by Tenant to perform any of its obligations under this Lease (except as to the payment of rent, additional rent and the matters set forth in Sections 13.1.3, 13.1.4 and 14), and such situation, breach or failure shall continue and shall not be remedied by Tenant within thirty (30) days after Landlord shall have given to Tenant notice specifying the same; or, if the default cannot with due diligence be cured within a period of thirty (30) days and the continuance of which will not subject Landlord (or any of its directors, officers, shareholders, partners, agents or employees) to the risk of criminal or civil liability or foreclosure of any superior mortgage or any other lien on the Property, Tenant shall not promptly and diligently prosecute to completion all steps necessary to remedy the same, or

13.1.3

The occurrence of any event whereby this Lease, any interest in it, the estate thereby granted or, any portion thereof, or the unexpired balance of the Term would by operation of law or otherwise pass to any entity other than Tenant, except as expressly permitted by Section 11; or

13.1.4

Tenant vacates the Demised Premises (defined as an absence for more than fifteen (15) consecutive days without prior notice to Landlord), or Tenant abandons the Demised Premises (defined as an absence of more than five (5) days or more while Tenant is in breach of some other term of this Lease).  The fact that Tenant is not in occupancy from the Commencement Date to Tenant’s actual occupancy of the Demised Premises following notice to Tenant by Landlord that the Demised Premises are available for occupancy (but in no event later than 30 days following such notice) shall not be considered vacation or abandonment pursuant to this Section 3.1.4.  Tenant’s vacation or abandonment of the Demised Premises shall not be subject to any notice or right to cure.

13.1.5

Tenant becomes insolvent, voluntarily or involuntarily bankrupt or a receiver, assignee or other liquidating officer is appointed for Tenant’s business.

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13.1.6

Tenant’s interest in the Demised Premises, or any part thereof, is taken by execution or other process of law directed against Tenant, or is taken upon or subject to any attachment by any creditor of Tenant, if such attachment is not discharged within fifteen (15) days after being levied.

13.2

Upon the occurrence of any Event of Default, the Landlord may exercise any one or more of the following remedies, in addition to all other remedies provided in this Lease and by law or in equity:

13.2.1

Landlord may recover from Tenant: (i) the worth at the time of award of the unpaid Basic Annual Rent and Additional Rent which had been earned at the time of termination (including interest at a default rate of eighteen percent (18%) per annum); (ii) the worth at the time of award of the amount by which the unpaid Basic Annual Rent and additional rent which would have been earned after termination until the time of award exceeds the amount of such Basic Annual Rent and additional rent loss that Tenant proves could have been reasonably avoided (including interest at a default rate of eighteen percent (18%) per annum); (iii) the worth at the time of award of the amount by which the unpaid Basic Annual Rent and additional rent for the balance of the Term after the time of award exceeds the amount of such Basic Annual Rent and additional rent loss that Tenant proves could be reasonably avoided discounting such amount by the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%), and (iv) any other amount necessary to compensate Landlord for all the detriment caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

For purposes of computing unpaid Basic Annual Rent and additional rent for the balance of the Term pursuant to clause (iii) above, unpaid Basic Annual Rent and Additional Rent shall consist of the sum of (A) the total Basic Annual Rent for the balance of the Term plus (B) Tenant's obligation to pay the Operating Expenses and Taxes and such other items of additional rent specified in this Lease to be paid in whole or in part by Tenant for the balance of the Term. For purposes of computing Tenant's obligation to pay the Operating Expenses and Taxes and such other items of additional rent for the Lease Year of the Event of Default and each future Lease Year in the Term such amounts shall be assumed to be equal to the amount of additional rent that was payable by Tenant in respect of Operating Expenses and Taxes and such other items of additional rent for the Lease Year prior to, the Lease Year in which the Event of Default occurs compounded at a rate equal to the mean average rate of inflation for the three (3) Lease Years preceding the Lease Year of the Event of Default, as determined by using the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index (All Urban Consumers, all items, 1982-84 equals 100) (the "CPI") for the metropolitan area or region of which the Property is a part. If such index is discontinued or revised during the Term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the index had not been discontinued or revised. If no replacement index exists then Landlord shall select as a replacement index that index which, in Landlord's opinion, is generally recognized as the successor index.

13.2.2

Landlord may sell at public or private sale all or any part of the goods, chattels, fixtures and other personal property belonging to Tenant which are or may be put into the Demised Premises during the Term, except for Tenant's business records whether exempt or not from sale under execution or attachment (it being agreed that said property shall at

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all times be bound with a lien in favor of Landlord and shall be chargeable for all rent and for the fulfillment of the other covenants and agreements herein contained) and apply the proceeds of such sale, first, to the payment of costs and expenses of conducting the sale or caring for or storing said property (including all attorney's fees), second, toward the payment of any indebtedness, including (without limitation) indebtedness for rental, which may be or may become due from Tenant to Landlord, and third, to pay Tenant, on demand in writing, any surplus remaining after all indebtedness of Tenant to Landlord has been fully paid.

13.2.3

Landlord may perform, on behalf of Tenant, any obligation of Tenant under this Lease which Tenant has failed to perform, the cost of which performance by Landlord, together with interest thereon at the Default Rate from the date of such expenditure, shall be deemed additional rent and shall be payable by Tenant to Landlord upon demand.

13.2.4

The Landlord may give the Tenant a notice (the "Termination Notice") of its intention to terminate this Lease specifying a day not less than ten (10) days thereafter, and, upon the day specified in the Termination Notice, this Lease and the term and estate hereby granted shall expire and terminate and all rights of the Tenant under this Lease shall expire and terminate, but the Tenant shall remain liable for damages as hereinafter set forth. Notwithstanding the foregoing, the Landlord may institute dispossess proceedings for non-payment of rent, distraint or other proceedings to enforce the payment of rent without giving the Termination Notice.  No act by Landlord other than the giving of a Termination Notice shall terminate this Lease.

13.2.5

The Landlord may exercise any and all other legal and/or equitable rights or remedies which it may have.

13.3

Upon any such termination or expiration of this Lease, or other termination of Tenant's possession under this Lease, the Tenant shall peaceably quit and surrender the Demised Premises to the Landlord, and the Landlord or Landlord's agents and employees may without further notice immediately or at any time thereafter enter upon or re-enter the Demised Premises or any part thereof, and possess or repossess itself or themselves thereof either by summary dispossess proceedings, ejectment, any suitable action or proceeding at law, agreement, force or otherwise (without thereby creating any breach of the peace), and may dispossess and remove Tenant and all other persons and property from the Demised Premises without being liable to indictment, prosecution, or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that Landlord may have, hold and enjoy the Demised Premises again. The words "enter" or "reenter," "possess" or "repossess" as used in this Lease are not restricted to their technical legal meaning.

13.4

In the event of any breach or threatened breach by Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or provided in this Lease.

13.5

Each right and remedy of the Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Landlord of any one or more of the rights or remedies provided

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for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

13.6

Suit or suits for the recovery of damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained in this Lease shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been so terminated under the provisions of this Section 13 or under any provision of law, or had Landlord not re-entered the Demised Premises. Nothing contained in this Lease shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which Landlord may lawfully be entitled by reason of any default under this Lease or otherwise on the part of Tenant. Nothing contained in this Lease shall be construed to limit or prejudice the right of Landlord to prove and obtain as liquidated damages by reason of the termination of this Lease or reentry on the Demised Premises for the default of Tenant an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceeding in which, such damages are to be proved.

13.7

Upon the termination or expiration of this Lease, or other termination of Tenant's possession under this Lease due to Tenant's default, the Tenant hereby authorizes and empowers the Landlord, at the Landlord's option (without imposing any duty upon the Landlord to do so), to re-enter the Demised Premises as agent for the Tenant or any successor-occupant of the Demised Premises under the Tenant, or for its own account or otherwise, and to relet the same for any term expiring either prior to the original expiration date hereof, or simultaneously therewith, or beyond such date, and to receive rent and apply same to pay all fees and expenses incurred by the Landlord as a result of such Event of Default, including without limitation any legal fees and expenses arising therefrom, the cost of re-entry and re-letting and to the payment of the rent and other charges due hereunder, and, at the expense of Tenant, make such repairs or alterations and shall necessary or appropriate, in the reasonable judgment of Landlord to facilitate such reletting. No entry, re-entry or reletting by the Landlord, whether by summary proceedings, termination or otherwise, shall discharge the Tenant from its liability to the Landlord as set forth herein. If Landlord does relet the Demised Premises, Landlord may relet the entirety thereof, or any part thereof, alone or together with other premises, for such term(s) (which may be greater or less than the period which otherwise would have constituted the balance of the Term) and on such terms and conditions (which may include concessions or free rent and alterations of the Demised Premises) as Landlord, in its sole discretion, may determine, but Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished by reason of, any failure by Landlord to relet the Demised Premises or any failure by Landlord to collect any rent due upon such reletting.

13.8

The Tenant shall be liable for all costs, charges and expenses, including reasonable attorney's fees and disbursements, incurred by the Landlord by reason of the occurrence of any Event of Default.

13.9

The Tenant, and on behalf of any and all persons claiming through or under the Tenant, including creditors of all kinds, does hereby waive and surrender all rights and privileges which they or any of them might have under or by reason of any present or future law,

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to redeem the Demised Premises or to have a continuance of this Lease for the Term after being dispossessed or ejected therefrom by the valid order of a court of competent jurisdiction.

13.10

The provisions of this Section 13 shall survive the expiration or termination of this Lease.

14.

BANKRUPTCY AND INSOLVENCY

14.1

Neither Tenant's interest in this Lease, nor any estate hereby created in Tenant nor any interest herein, shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operation of law.

14.2

In the event the interest or estate created in Tenant hereby shall be taken in execution or by other process of law, or if Tenant is adjudicated insolvent by a court of competent jurisdiction other than the United States Bankruptcy Court, or if a receiver or trustee of the property of Tenant shall be appointed by reason of the insolvency or inability of Tenant to pay its debts, or if Tenant shall file a voluntary petition or proceeding under any federal or state law dealing with bankruptcy, insolvency, reorganization or any other adjustment of its debts, or if any assignment shall be made of the property of Tenant for the benefit of creditors, then and in any such event, this Lease and-all rights of Tenant hereunder shall automatically cease and terminate with the same force and effect as though the date of such event were the date originally set forth herein and fixed for the expiration of the Term, and Tenant shall vacate and surrender the Premises but shall remain liable as herein provided.

14.3

Tenant shall not cause or give cause for the appointment of a trustee or receiver of the assets of Tenant and shall not make any assignment for the benefit of creditors or become or be adjudicated insolvent, or file any voluntary petition or commence any voluntary proceeding in respect thereto. The allowance of any petition under any insolvency law except under the Bankruptcy Code or the appointment of a trustee or receiver of Tenant or of its assets, shall be conclusive evidence that Tenant caused, or gave cause therefor, unless such allowance of the petition, or the appointment of a trustee or receiver, is vacated within forty-five (45) days after such allowance or appointment. Any act described in this Section 14.3 shall be deemed a material breach of Tenant's obligations hereunder, and this Lease shall thereupon automatically terminate. Landlord does, in addition, reserve any and all other remedies provided in this Lease or by law or in equity.

14.4

In the event Section 14.1 shall be deemed unenforceable by the United States Bankruptcy Court this Section 14.4 shall apply; otherwise this Section 14.4 shall have not force or effect.  Upon the filing of a petition by or against Tenant under the United States Bankruptcy Code:

14.4.1

Tenant, as debtor and as debtor in possession, and any trustee who may be appointed agree as follows: (a) to perform each and every obligation of Tenant under this Lease, until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court; and (b) to pay monthly in advance on the first day of each month as reasonable compensation for use and occupancy on the Premises an amount equal to all rent, additional rent and other charges otherwise due pursuant to this Lease; and (c) to reject or assume this Lease within sixty (60) days of the filing of such petition under Chapter 7 of the

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Bankruptcy Code or within 120 days (or such shorter term as Landlord, in its sole discretion, may deem reasonable so long as notice of such period is given) of the filing of a petition under any other Chapter; and (d) to give Landlord at least forty-five (45) days' prior written notice of any proceeding relating to any assumption of this Lease; and (e) to give Landlord at least thirty (30) days' prior written notice of any abandonment of the Premises; any such abandonment to be deemed a rejection of this Lease; and (f) to do all other things of benefit to Landlord otherwise required under the Bankruptcy Code; and (g) to be deemed to have rejected this Lease in the event of the failure to comply with any of the above, and (h) to have consented to the entry of an order by an appropriate United States Bankruptcy Court providing all of the above, waiving notice and hearing of the entry of same.

14.4.2

No Event of Default or default of this Lease by Tenant either prior to or subsequent to the filing of such a petition, shall be deemed to have been waived unless expressly done so in writing by Landlord.

14.4.3

Included within and in addition to any other conditions or obligations imposed upon Tenant or its successor in the event of assumption and/or assignment are the following: (a) the cure of any monetary defaults and the reimbursement of pecuniary loss within not more than thirty (30) days of assumption and/or assignment; and (b) the deposit of an additional sum equal to three months' rent to be held pursuant to the terms of Section 34 of this Lease; and (c) the use of the Demised Premises as set forth in Section 3 of this Lease, and (d) the prior written consent of any mortgagee to which this Lease has been assigned as collateral security; and (e) the Demised Premises, at all times, remains a single leasehold structure and no physical changes of any kind may be made to the Demised Premises unless in compliance with the applicable provisions of this Lease.

15.

ENTRY BY LANDLORD, ETC.

15.1

Except in the case of an emergency and upon 24 hour notice, Tenant shall permit Landlord and its authorized representatives to enter the Demised Premises, or any part thereof, at all reasonable times for the purpose of (a) performing work in the Demised Premises if and to the extent required to be performed by Landlord (including, without limitation, to perform such work as shall be required to be performed by Legal Requirements (to the extent not the obligation of Tenant under this Lease) in the event that portions of the Property (other than the Demised Premises) shall be leased to persons other than Tenant), provided, however, that (except in the event of an emergency) Landlord shall give Tenant reasonable prior notice of such entry and shall conduct such work so as not to unreasonably interfere with the normal conduct of Tenant's business in the Demised Premises, or (b) curing defaults of Tenant in accordance with, and (except in the event of an emergency) after such notice (if any) as may be required by, the provisions of Section 13. In addition, Tenant, after reasonable prior notice, shall permit Landlord and fee mortgagees and their respective authorized representatives, to enter the Demised Premises, or any part thereof, at all reasonable times during usual business hours for the purpose of inspecting the same.

15.2

Landlord shall also have the right, after reasonable prior notice, to enter the Demised Premises, or any part thereof, at all reasonable times during usual business hours for the purpose of showing the same to appraisers, prospective lenders and prospective purchasers or

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fee mortgagees thereof and, at any time within six months prior to the expiration of this Lease, for the purpose of showing the same to prospective tenants.

15.3

If, at any time during which Landlord or any fee mortgagee shall have the right to enter the Demised Premises, admission to the Demised Premises, for the purposes aforesaid cannot be obtained, they, or their respective agents, servants, employees, contractors and representatives, may (on such notice, if any, as may be reasonable under the circumstances, which notice need not be in writing if an emergency exists in respect of the protection of the Demised Premises) enter the Demised Premises and accomplish such purpose. Any entry on the Demised Premises by Landlord or a fee mortgagee shall be at such times and by such methods (other than in the event of such an emergency) as will cause as little inconvenience, annoyance, disturbance, loss of business or other damage to Tenant as may be reasonably practicable in the circumstances.

16.

COVENANT OF QUIET ENJOYMENT

16.1

Landlord covenants that Tenant, on paying the rents and performing and observing all the covenants and conditions contained in this Lease, shall and may peaceably and quietly have, hold and enjoy the Demised Premises during the Term in accordance with the terms of this Lease, subject, however, to the terms of this Lease.

17.

EFFECT OF CONVEYANCE, LIMITS OF LIABILITY OF LANDLORD, DEFINITION OF "LANDLORD"

17.1

The term "Landlord" as used in this Lease shall mean and include only the owner or owners (and any mortgagee in possession) at the time in question of the fee estate in the Property, so that in the event of any transfer or transfers (by operation of law or otherwise) of the title to such fee estate, Landlord herein named (and in case of any subsequent transfers or conveyances, the then transferor) shall be and hereby is automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability in respect of the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, provided that (a) any funds in which Tenant has an interest, in the hands of such Landlord or the then transferor at the time of such transfer, shall then be turned over to the transferee, and (b) any amount then due and payable to Tenant by Landlord or the then transferor under any provision of this Lease shall then be paid to Tenant and (c) the transferee shall be deemed to have assumed and agreed to perform, subject to the limitations of this Section 17 (and without further agreement between or among the parties or their successors in interest, and/or the transferee) and only during and in respect of the transferee's period of ownership, all of the terms, covenants and conditions in this Lease contained on the part of Landlord thereafter to be performed, which terms, covenants and conditions shall be deemed to "run with the land," it being intended hereby that the terms, covenants and conditions contained in this Lease on the part of Landlord shall, subject as aforesaid, be binding on Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership.

17.2

It is specifically understood and agreed that in the event of a breach by Landlord of any of the terms, covenants or conditions of this Lease to be performed by Landlord, the monetary liability of Landlord in relation to any such breach shall be limited to the equity of Landlord in the Property, including Landlord's interest in this Lease, the Property, moneys held

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by any trustee for the benefit of Landlord and any sums at the time due or to become due under this Lease. Tenant shall look only to Landlord's equity in the Property for the performance and observance of the terms, covenants and conditions of this Lease to be performed or observed by Landlord and for the satisfaction of Tenant's remedies for the collection of any award, judgment or other judicial process requiring the payment of money by Landlord in the event of a default in the full and prompt payment and performance of any of Landlord's obligations hereunder. No property or assets of Landlord, other than Landlord's equity in the Property, shall be subject to lien, levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies in any matter whatsoever arising out of or in any way connected with this Lease or any of its provisions, any negotiations in connection therewith, the relationship of Landlord and Tenant hereunder or the use and occupancy of the Property; and in confirmation of the foregoing, if any such lien, levy, execution or other enforcement procedure so arising shall be on or in respect of any property or assets of Landlord, other than Landlord's equity in the Property, Tenant shall promptly release any property or assets of Landlord, other than Landlord's equity in the Property, from such lien, levy, execution or other enforcement procedure by executing and delivering, at Tenant's expense and without charge to Landlord, any instrument or instruments, in recordable form, to that effect prepared by Landlord (but any such 'instrument of release shall not release any such lien, levy, execution or other endorsement procedure on or in respect of Landlord's equity in the Property). Tenant hereby appoints Landlord its attorney-in-fact for the purposes of executing such instrument or instruments of release if Tenant fails or refuses to do so promptly after request.

18.

SURRENDER, HOLDING OVER BY TENANT

18.1

On the expiration or termination of this Lease, Tenant shall peaceably and quietly leave, surrender and deliver to Landlord the Demised Premises, together with all Alterations which may have been made upon the Demised Premises (except to the extent that Landlord may require Tenant under Section 9.4 hereof to remove such Alterations and restore the Demised Premises), all of the foregoing to be surrendered in the condition received at the Commencement Date, reasonable use, wear and tear excepted and free of occupants. If as a result of or in the course of the removal of Tenant's property any damage occurs to the Demised Premises, Tenant shall pay to Landlord the reasonable cost of repairing such damage. If Tenant fails to quit and surrender the Demised Premises upon the expiration or termination of this Lease, it shall be liable to Landlord for the damages caused to Landlord by reason of such holdover and it is agreed that such damages shall be liquidated in an amount equal to the amount set forth below.  The acceptance by Landlord of such damages or rental after termination of this Lease shall not be construed as consent to continued occupancy, nor shall such holding over constitute a renewal or extension of this Lease. Landlord may, at its option, construe such holding over as a tenancy from month to month, subject to all the terms, covenants and conditions of this Lease, except as to duration thereof, and in that event the Tenant shall pay Basic Annual Rent and Additional Rent in advance at the rate of 175% of the rate provided in this Lease as effective during the last month thereof; provided however, if Landlord does not have a tenant committed to lease all or a portion of the premises, the rate shall be one hundred twenty five percent (125%) of the rate provided for in this lease effective during the last month thereof (“Final Rate”) for ninety (90) days immediately following the Expiration Date; effective the 91st day following the Expiration Date the rate shall be one hundred fifty percent (150%) of the Final Rate.  Effective the 151st day following Expiration Date the rate shall be one hundred seventy five percent (175%) of the Final Rate.  Tenant's obligation to observe or perform this covenant shall survive

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the expiration or termination of this Lease. Notwithstanding the foregoing, upon the expiration of the Lease for any reason whatsoever, Tenant shall have the right and obligation to remove all of its fixtures, furniture, machinery, and equipment from the Demised Premises, provided Tenant promptly shall repair any damage caused by such removal.

19.

CURING DEFAULTS; FEES AND EXPENSES

19.1

If Tenant shall fail to pay any imposition or to make any other payment required hereunder or shall otherwise default in the full and prompt performance of any covenant contained herein and to be performed on Tenant's part, Landlord, without being under any obligation to do so and without thereby waiving such default, may, after fifteen (15) days' written notice to Tenant, or such notice (which may be oral) as may be reasonable in the circumstances if any emergency exists in respect of the protection of the Demised Premises, make such payment or perform such covenant "for the account and at the expense of Tenant and may enter upon the Demised Premises for any such purpose and take all action thereon as may be necessary therefor in the sole judgment of Landlord.

19.2

All sums so paid by Landlord in connection with the payment or performance by it of any of the obligations of Tenant hereunder and all actual and reasonable costs, expenses and disbursements paid in connection therewith or enforcing or endeavoring to enforce any right under or in connection with this Lease, or pursuant to law, together with interest thereon at the rate of 18% per annum (or, if lower, the maximum rate permitted by law) from the respective dates of the making of each such payment shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord within fifteen (15) days after demand by Landlord. Landlord shall not be limited, in the proof of any damages which Landlord may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep in force insurance as required by Section 5 hereof, to the amount of the insurance premium or premiums not paid or incurred by Tenant.

19.3

The provisions of this Section 19 shall serve the expiration or termination of this Lease.

20.

MECHANICS AND OTHER LIENS

20.1

If any mechanic's, laborer's or materialman's lien shall at any time be filed against the Property or any part thereof with respect to any work done, or labor or materials furnished, or caused to be furnished, by Tenant or anyone claiming through or under Tenant, or any judgment, attachment or levy is filed or recorded against the Property or any part thereof by anyone claiming through or under Tenant, Tenant, within thirty (30) days after notice of the filing thereof, shall cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien, judgment, attachment or levy to be discharged within the period aforesaid, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same by bonding proceedings, if permitted by law (and if not so permitted, by deposit in court). Any amount so paid by Landlord, including all costs and expenses paid by Landlord in connection therewith, together with interest thereon at the rate of 18% per annum (or, if lower, the maximum rate permitted by law) from the respective dates of Landlord's so paying any such amount, cost

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or expense, shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

20.2

Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Demised Premises, or any part thereof, or as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's liens against Landlord's interest in the Demised Premises. Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for any such labor or materials shall attach to or affect the reversion or estate or interest of Landlord in and to the Demised Premises.

21.

      SIGNS, ADDRESS

21.1

Landlord shall have the right to change the name or street address of the Property, to install, maintain, move, remove and reinstall signs on and off the Property identifying the Property and advertising any or all of the Property, including, the Demised Premises as for sale or for rent. Tenant shall not place any signs (i) on the exterior of the Property, or (ii) in the Common Areas.  Landlord shall continue to provide existing or comparable monument signage for Tenant.  The size, design, construction and placement of all such signs shall be subject to Landlord's prior written consent, which shall not be unreasonably withheld, and shall be at Tenant's sole cost and expense.

22.

WAIVERS AND SURRENDERS TO BE IN WRITING, RIGHT TO TERMINATE

22.1

The receipt, acceptance and/or deposit (including the endorsement of any check) of full or partial rent by Landlord with knowledge of any breach of this Lease by Tenant or of any default on the part of Tenant in the observance or performance of any of the provisions or covenants of this Lease shall not be deemed to be a waiver of any such provision, covenant or breach of this Lease. No waiver or modification by Landlord, unless in writing and signed by Landlord, shall discharge or invalidate any provision or covenant or affect the right of Landlord to enforce the same in the event of any subsequent breach or default. The failure on the part of Landlord to insist in any one or more instances upon the strict performance of any of the provisions or covenants of this Lease, or to enforce any covenant or provision herein contained consequent upon a breach of any provision of this Lease shall not affect or alter this Lease or be construed as a waiver or relinquishment of such provisions or covenants or of the right to insist upon strict performance or to exercise such right, remedy or election, but the same shall continue and remain in full force and effect with respect to any then existing or subsequent breach, act or omission whether of a similar nature or otherwise. The receipt, acceptance and/or deposit (including the endorsement of any check) by Landlord of any rent or any other sum of money or any other consideration hereunder paid by Tenant after the termination, in any manner, of the Term, or after the giving by Landlord of a termination notice, shall not reinstate, continue or extend the Term, or destroy, or in any manner impair the efficacy of any such termination notice as may have been given hereunder by Landlord to Tenant prior to the receipt, acceptance and/or

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deposit (including the endorsement of any check) of any such rent, or other sum of money or other consideration, unless so agreed to in writing and signed by Landlord. Neither acceptance of the keys nor any other act or thing done by Landlord or any agent or employee shall be deemed to be an acceptance of a surrender of the Premises, or any part thereof, excepting only an agreement in writing signed by Landlord. No payment by Tenant or receipt, acceptance and/or deposit (including the endorsement of any check) by Landlord of a lesser amount than the correct rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check be deemed to effect or evidence an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease provided.

23.

COVENANTS BINDING ON SUCCESSORS AND ASSIGNS

23.1

All of the terms, covenants and conditions of this Lease shall apply to and inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties, except as expressly otherwise herein provided. If there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein contained. No rights, however, shall inure to the benefit of any assignee or subtenant of Tenant unless the assignment or subletting, as the case may be, has been made in accordance with the provisions set forth in Section 11.

24.

RESOLUTION OF DISPUTES

24.1

THE PARTIES HERETO WAIVE A TRIAL BY JURY (TO THE EXTENT PERMITTED BY LAW) ON ANY AND ALL ISSUES ARISING IN ANY ACTION OR PROCEEDING BETWEEN THEM OR THEIR SUCCESSORS UNDER OR IN ANY WAY CONNECTED WITH THIS LEASE OR ANY OF ITS PROVISIONS, ANY NEGOTIATIONS IN CONNECTION THEREWITH, THE RELATIONSHIP OF LANDLORD AND TENANT, OR TENANT'S USE OR OCCUPATION OF THE PREMISES, INCLUDING ANY CLAIM OF INJURY OR ANY EMERGENCY OR OTHER STATUTORY REMEDY WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS LEASE.

25.

NOTICES

25.1

Any statement, demand, election, request, notice, approval, consent or other communication, (collectively, "notice") authorized or required by this Lease must be in writing and shall be deemed given when delivered by (a) hand, against receipt, (b) one (1) business day after sending by reputable overnight courier which provides for acknowledgment of receipt, or (c) three (3) business days after mailing by United States certified mail, return receipt requested, addressed to the intended recipient at the following address as:

If to Landlord:

Monte Villa Farms LLC

3301 Monte Villa Parkway, Suite 101

Bothell, WA  98021

Attention: Robert E. Hibbs

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with a copy to:

Premier Advisors, LLC

Monte Villa Farms

3301 Monte Villa Parkway, Suite 101

Bothell, WA 98021

If to Tenant:

BioLife Solutions

3303 Monte Villa Parkway, Suite 310

Bothell, WA  98021

Payments due to Landlord under this Lease shall be made according to the following:

Electronic Payments:

Wells Fargo Bank, N.A.

Seattle Private Client Services,

999 Third Avenue, 14th Floor

Seattle, WA 98104

Routing #:

125008547

To Credit:

Monte Villa Farms LLC

Account #:

8755057331

Notify:

Traci Herrera, 206-343-8372

Or mail to:

Monte Villa Farms LLC

P.O. Box 84532

Seattle, WA  98124-5832

Any notices by a party signed by counsel to such party shall be deemed a notice signed by such party. Notice shall be deemed given on the date of delivery or the date delivery is refused. Any party may change its address for notices, and Landlord may change its address for payments, by providing to the other party written notice in the manner required by this Section 25.

26.

DEFINITIONS; HEADINGS; CONSTRUCTION OF LEASE

26.1

For the purposes of this Lease, unless the context otherwise requires:

26.1.1

The term "Landlord's agents" shall be deemed to include agents, servants, employees and contractors of landlord.

26.1.2

The term "person" shall be deemed to include individuals, corporations, partnerships, firms, associations and any other legal or business entities.

26.1.3

The term "unavoidable delays" shall mean any and all delays beyond the reasonable control of the party otherwise responsible, including delays caused by the other party, governmental restrictions, governmental preemption, strikes, labor disputes, lockouts, shortage of labor or materials, acts of God, enemy action, civil commotion, riot or insurrection, fire, holdover tenancies or other unavoidable casualty or any other cause beyond the responsible party's control, but shall not include delays occasioned by lack of money.

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26.1.4

The terms "include," "including" and "such as" shall be construed as if followed by the phrase "without being limited to". The words "herein." "hereto" "hereby," "hereunder" and words of similar import shall be construed to refer to this Lease as a whole and not to any particular Section hereof unless expressly so stated.

26.2

The various terms which are defined in other Sections of this Lease shall have the meanings specified in such other Sections for all purposes of this Lease unless the context otherwise requires.

26.3

The Section headings in this Lease and the Table of Contents prefixed to this Lease are inserted only as a matter of convenience and reference and are not to be given any effect whatsoever in construing this Lease.

26.4

All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity or entities in question may require.

27.

FORCE MAJEURE

27.1

Whenever the performance of any obligation of either party hereunder shall be delayed, hindered or prevented due to unavoidable delays, the time for performance of such obligation, unless other provision is expressly made therefor in this Lease, shall be extended, subject to and limited by the following conditions:

27.1.1

The extension shall be for no longer a period than the delay actually so occasioned;

27.1.2

The party delayed shall promptly notify the other party of the cessation of such unavoidable delay and of the extent of the delay which the party delayed claims was occasioned thereby;

27.1.3

No statement of fact contained in any such notice shall be binding on the party receiving such notice; and

27.1.4

In no event shall lack of funds be deemed a matter beyond either party's control.

27.1.5

Interruptions of any service to be provided by Landlord under this Lease or of any utility or other service to the Demised Premises or the Property, in whole or in part caused by any unavoidable delay, inability of Landlord to obtain electricity, fuel, water, other utilities or supplies, or by the act or default of Tenant or any person other than Landlord, or otherwise by any other cause or causes beyond the reasonable control of Landlord, shall not be deemed an eviction or disturbance of Tenant's use and possession of the Demised Premises, the Common Area, or any part thereof, or render Landlord liable for damages, or give rise to any offset, set off, abatement, or reduction in any rent, additional rent, or other amount payable by Tenant under this Lease, or otherwise or relieve Tenant from performance of Tenant's obligations under this Lease.

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28.

BROKERAGE

28.1

Landlord and Tenant each warrant and represent that other than Jeff Durrell of Pacific Real Estate Partners, Tenant had no other brokerage involved in this Lease transaction. Landlord shall pay to Pacific Real Estate Partners upon Tenant’s occupancy and receipt by Landlord of Tenant’s Security Deposit a fee equivalent to 5% of the Basic Rent for the term of this Lease.

29.

MISCELLANEOUS PROVISIONS

29.1

This Lease sets forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises. There are no oral agreements or understandings between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, agreements and understandings, if any, between the parties hereto with respect to the subject matters hereof, and none thereof shall be used to interpret or construe this Lease. Except as otherwise herein expressly provided, no subsequent alteration, amendment, change, waiver or addition to or of any provision of this Lease, nor any surrender of the Term, shall be binding upon Landlord or Tenant unless reduced to writing and signed by the party against whom the same is charged or such party's successors in interest.

29.2

This Lease shall not be recorded by either party without the consent of the other.

29.3

This Lease shall be governed in all respects by the laws of the State of Washington.

29.4

This Lease may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

29.5

All obligations of Tenant which shall not have been performed prior to the end of the Term or which by their nature involve performance, in any particular, after the end of the Term, or which cannot be ascertained to have been fully performed until after the end of the Term, shall survive the expiration or termination of the Term.

29.6

If any term, covenant, condition, or provision of this Lease or the application thereof to any person or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition, and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

29.7

Anything in this Lease to the contrary notwithstanding, in the event that (a) any act or omission of Tenant shall require the consent or approval of Landlord pursuant to this Lease, and (b) this Lease provides that Landlord shall not unreasonably withhold such consent or approval, and (c) Tenant shall claim that Landlord has unreasonably withheld such consent or approval, then the sole recourse of Tenant upon the inability of the parties to agree shall be to bring an appropriate action in a court of competent Jurisdiction against Landlord

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solely to issue a determination of whether the withholding of such consent or approval by Landlord is "reasonable" or "unreasonable", and Tenant shall not be entitled to any damages or other remedy other than specific performance for the issuance by Landlord of such consent or approval if such court of competent jurisdiction shall determine that such withholding of consent was unreasonable, provided, however, Tenant shall be entitled to pursue all remedies at law or in equity if it shall be determined by a court of competent jurisdiction (beyond all right of appeal) that in withholding its consent Landlord acted maliciously and in bad faith (for which Tenant shall have the burden of proof).

29.8

To the maximum extent provided by law, Landlord shall have a lien on all improvements, fixtures, materials and other personal property of Tenant which at any time is located at or affixed to any part or portion of the Property.

30.

COMPLIANCE WITH ENVIRONMENTAL LAWS

30.1

Tenant shall, at its sole cost and expense, comply with the requirements of every federal, state, county, municipal or other governmental law, ordinance, rule, regulation, requirement and/or directive pertaining to the environment (an "Environmental Law" or "Environmental Laws"), including, but not limited to, the Resource Conservation and Recovery Act of 1976 (42 U.S.C. § 6901 et seq.), and the Comprehensive Environmental Response Compensation and Liability Act of 1980 (42 U.S. § 9601 et seq.) affecting, binding upon, or respecting Tenant’s use of Hazardous Substances (hereinafter defined) in the Demised Premises. In this regard, Tenant shall, at its sole cost and expense, make all submissions to, provide all information to, and comply with all requirements of any governmental authority enforcing Environmental Laws respecting Tenant’s use of Hazardous Substances in the Demised Premises. Should any governmental authority determine that action is necessary to clean up, remove and/or eliminate any spill or discharges by Tenant (or by any of Tenant's agents, servants, employees, invitees, guests, subtenants (if any) licensees, or contractors) (“Tenant’s Agents”) of Hazardous Substances (hereinafter defined) in or about the Demised Premises or the Common Area (except to the extent such discharge or spill in the Common Area is caused by the particular act of any third party tenant of any other space at the Property) and/or that a cleanup plan must be prepared and submitted in connection with such release, then, in that event, Tenant shall, at its sole cost and expense, take any and all action required and carry out any and all approved plans and complete, at Tenant's sole cost and expense, all cleanup, removal and remediation required by Environmental Laws.  As used herein, "Hazardous Substances" means any substance that is toxic, ignitable, reactive, or corrosive, or that is regulated by any local government, the State of Washington or the United States Government, any and all material or substances that are defined as "hazardous waste," "extremely hazardous waste," or a "hazardous substance" pursuant to state, federal or local governmental law, any asbestos, polychlorobiphinyls (PCBs) and petroleum products or by-products. Tenant's obligations pursuant to this Section 30.1 shall arise whenever required by any appropriate governmental agency. At the expiration or earlier termination of this Lease Tenant, at Tenant's expense, immediately shall (i) remove or cause to be removed to the extent required by Environmental Laws all Hazardous Substances brought by Tenant or Tenant’s Agents in, on, under or about the Demised Premises (and/or any other portions of the Property, except to the extent that such Hazardous Substances have been discharged at, in, on, under or about portions of the Property other than the Demised Premises by any other tenant), and (ii) clean up and remediate to the extent required by Environmental Laws all releases of Hazardous Substances by Tenant or Tenant’s Agents in the Demised Premises (and/or any other portions of

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the Property, except to the extent that such Hazardous Substances have been discharged at, in, on, under or about portions of the Property other than the Demised Premises by any other tenant), as required under all Environmental Laws.

30.2

For purposes of this provision, the term "Environmental Documents" shall mean all environmental documentation concerning the Demised Premises, the Property or its environs in the possession or under the control of Tenant, including, without limitation, all drafts and final versions of all sampling plans, cleanup plans, preliminary assessment plans and reports, site investigation plans and reports, remedial investigation plans and reports, remedial action plans and reports or the equivalent, sampling results, sampling reports, data, diagrams, charts, maps, analyses, conclusions, quality assurance/quality control documentation, correspondence to or from the Washington Department of Ecology ("WDOE") or any other municipal, county, state or federal governmental authority, submissions to the WDOE or any municipal, county, state or federal governmental authority and directives, orders, approvals and disapprovals issued by the WDOE or any other municipal, county, state or federal governmental authority, During the term of the Lease, promptly upon receipt by Tenant or Tenant's representatives, Tenant shall deliver to Landlord all Environmental Documents concerning the Property, or any portion thereof, including the Demised Premises, or generated by or on behalf of Tenant with respect to the Property or any portion thereof, whether currently or hereafter existing.

30.3

Tenant shall notify Landlord in advance of all meetings scheduled between Tenant or Tenant's representatives and the WDOE or any other authority with respect to the Demised Premises, and Landlord and Landlord's representatives shall have the right, without the obligation, to attend and participate in all such meetings, at Landlord's sole expense.

30.4

Tenant shall at all times indemnify, defend (with counsel selected by Tenant and reasonably satisfactory to Landlord) and hold harmless Landlord and Landlord's employees, officers, directors, shareholders, affiliates, partners, agents, professionals and consultants (collectively, the "Indemnitees") against and from any and all claims, suits, liabilities, actions, debts, damages, costs, losses, obligations, judgments, charges and expenses, including sums paid in settlement of claims, of any nature whatsoever suffered or incurred by any of the Indemnitees to the extent caused by:

30.4.1

The actual discharge by Tenant (or by any of Tenant's agents, servants, employees, invitees, guests, subtenants (if any) licensees, or contractors), on or after the Commencement Date, of Hazardous in, on, under, about, or affecting the Property, whether or not the same originates or emanates from the Demised Premises;

Tenant's obligations under this Section 30 shall arise upon the discovery of any Hazardous Substance discharged by Tenant or Tenant’s Agents in violation of Environmental Laws, whether or not any other federal agency or state or local or agency or political subdivision or any court, administrative panel or tribunal has taken or contemplates taking action in connection with the presence of any Hazardous Substances.

30.5

Tenant shall not, directly or indirectly, make any use of the Demised Premises, or the Property which may be prohibited by any Environmental Laws or which may fail or comply with or violate the provisions or conditions of any environmental permit held by Landlord or Tenant with respect to the Demised Premises or the Property, including, without

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limitation, any such permit governing the use, contamination, pollution or conservation of air, water or land or the protection of the environment or of the use, storage, treatment or disposal of toxic or hazardous substances ("Environmental Permits"), or which may jeopardize the continuation or renewal of any such Environmental Permit.

30.6

Tenant shall regularly monitor its compliance with all applicable Environmental Laws, Tenant’s Environmental Permits and Environmental Plans; such monitoring shall be in accordance with all applicable Environmental Laws, Environmental Permits and Environmental Plans and with Tenant's established policies for such monitoring. Tenant shall, when requested by Landlord at reasonable intervals, provide to Landlord copies of the reports showing such monitoring and compliance and such other information and documentation respecting such monitoring and compliance as Landlord reasonably may request from time to time.

30.7

Tenant shall promptly provide Landlord, as soon as received by Tenant, with copies of all of Tenant's Environmental Permits and of any official warnings, citations or charges received by Tenant that Tenant has or may have failed to comply with or has or may have violated any Environmental Law or any Environmental Permit at the Demised Premises or the Property.  Tenant shall promptly supply Landlord with any notices, correspondence and submissions made by Tenant to WDOE, the United States Environmental Protection Agency, or any other local, state or federal authority which requires submission of any information concerning Environmental Laws or Environmental Permits, or Hazardous Substances or other environmental matters. Tenant shall also promptly supply Landlord with all documentation, notices and correspondence delivered to Tenant by any such authority with respect to Environmental Laws, Environmental Permits, environmental matters or Hazardous Substances or other environmental matters.

30.8

Notwithstanding anything to the contrary herein, (i) to the best knowledge of Landlord, (a) no Hazardous Substance is present on the Property or the soil, surface water or groundwater thereof, (b) no underground storage tanks are present on the Property, and (c) no action, proceeding or claim is pending or threatened regarding the Property concerning any Hazardous Substances or pursuant to any Environmental Law and (ii) under no circumstance shall Tenant be liable for any losses, costs, claims, liabilities and damages (including attorneys' and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Substance present at any time on or about the Property, or the soil, air, improvements, groundwater or surface water thereof, or the violation of any Environmental Laws, except to the extent that any of the foregoing actually results from the release or emission of Hazardous Substances by Tenant or Tenant’s Agents.

30.9

This Section 30 shall survive the expiration or earlier termination of this Lease. Tenant's failure to abide by the terms of this Section 30 shall be restrainable by injunction, and shall constitute an Event of Default under the Lease.

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31.

 SECURITY

31.1

Tenant, at Tenant's cost and expense, shall be obligated to provide adequate and proper security to the Demised Premises, and to properly regulate access to same without thereby adversely affecting the use and enjoyment of the Property by Landlord or by other tenants or occupants.  Tenant shall have the right to participate in the use of the existing card key access system in the Property or any replacement thereof.

32.

  ACCESS

32.1

Tenant agrees that every other tenant or occupant of the Buildings (as same may change from time to time), and their respective employees, invitees, guests, contractors, subtenants (if any) and licensees, at all times shall have reasonable, non-discriminatory access to and use of Common Area, and in, upon, over, across and through the Common Area, in common with Tenant, and to the same extent enjoyed by Tenant, for ingress to and egress from the Buildings, and access to the premises demised by such tenant or occupant and to the Common Area, and for use of the Common Area.

32.2

Tenant agrees that Landlord, from time to time, may promulgate and/or amend reasonable, non-discriminatory rules and regulations for the use of Common Areas, and/or for access as provided in Section 32. 1, and that upon receiving copies of such rules and regulations (from time to time) Tenant shall abide by same and cause its employees, invitees, guests, contractors, subtenants (if any) and licensees to abide by same.

32.3

For so long as the existing restaurant ("Restaurant ") located in the North Barn is operated (there being no obligation on the part of Landlord or any other person to continue or cause the continued operation of the Restaurant), Tenant and its employees, invitees, and agents shall have access to and the right to use the Restaurant. Tenant acknowledges that Landlord and/or the operator of the Restaurant shall have the right to set or cause to be set all prices for goods at the Restaurant in its sole discretion and that Landlord or the operator of the Restaurant shall have the sole discretion to reduce services or terminate operation of the Restaurant at any time without liability to Tenant.  Landlord assumes no responsibility for, and Tenant, on behalf of its employees, guests, invitees or otherwise, waives any claim it may have now or in the future for the action of the operator of the Restaurant or its agents, employees, invitees, guests or suppliers or for any profits derived from the Operator of the Restaurant.

33.

NET LEASE

33.1

Landlord and Tenant agree that except as otherwise expressly provided in this Lease, (i) this is a full service Lease , and (ii) if, for any reason whatsoever, Tenant's use or occupancy of enjoyment of the Demised Premises shall be disturbed, prevented or interfered with for any reason whatsoever (other than Landlord's willful and intentional violation of the terms and provisions of this Lease) Tenant shall continue to pay the rent and additional rent without abatement, suspension or reduction.

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34.

SECURITY DEPOSIT

Tenant will deposit with Landlord upon signing this Lease a Security Deposit equal to two month’s Basic Annual Rent and Operating Expenses.  If Tenant defaults under any provisions of this Lease, Landlord will have the unconditional right to draw on the Security Deposit in the full amount thereof or in any lesser amount or amounts as Landlord may determine, in its sole and absolute discretion apply all or any part of the Security Deposit to the payment of sums due, including damages suffered by Landlord due to such default in addition to any other remedy which Landlord may possess.

35.

RENEWAL OPTION

Tenant shall have the option to renew this Lease for one (1) renewal term of three (3) years (herein referred to individually as a "Renewal Term") which shall commence on the day following the expiration of the Term defined in this Lease and end on the third anniversary of the commencement date of the Renewal Term, unless the Renewal Term shall sooner terminate pursuant to the terms of this Lease or otherwise.  The Renewal Term shall commence only if (i) Tenant shall have notified Landlord in writing at least nine (9) months prior to the expiration of the then existing Term, and (ii) immediately prior to the expiration of the Term, this Lease shall be in full force and effect and no Event of Default shall have occurred and be continuing.  Time is of the essence with respect to the giving of the notice of Tenant's exercise of a renewal option.  A Renewal Term shall be subject to all of the agreements, terms, covenants and conditions hereof binding upon Tenant and Landlord, except that the basic annual rent (as defined in Section 2.1) shall be at the greater of the current rent under the Lease or the then fair market rent, escalating annually at the then market escalation rate.  Upon the commencement of a Renewal Term, (x) such Renewal Term shall be added to and become part of the Term (but shall not be considered part of the initial Term, (y) any reference to "this Lease", to the "Term", the "term of this Lease" or any similar expression shall be deemed to include such Renewal Term, and (z) the Expiration Date shall become the expiration of such Renewal Term.

36.

RIGHT OF FIRST OFFER

Tenant shall have the ongoing right of first offer (“Right of First Offer”) to lease contiguous space (“Offer Space”) on the 3rd floor of the building, subject to existing rights of tenants.  Tenant shall have twenty days from notice by Landlord of additional space becoming available to exercise this option.  The offer shall be for a term of not less than three years at the greater of the current rent under the Lease or the then market rate.  If this right is exercised with less than three years remaining on the Lease, then the Lease shall automatically renew for three years, so that the term on the Offer Space is not less than three years.

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IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

LANDLORD MONTE VILLA FARMS LLC
a Washington limited liability company

_/s/Robert E. Hibbs________
By: Robert E. Hibbs Its Managing Member

TENANT
BioLife Solutions, a Delaware corporation
By:_/s/Michael P. Rice______________
Name:____________________________

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STATE OF WASHINGTON

)

)ss:

COUNTY OF SNOHOMISH

)

I certify that I know or have satisfactory evidence that Robert E. Hibbs is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he/she was authorized to execute this instrument and acknowledged it as the Managing  Member of Monte Villa Farms LLC a Washington limited liability company, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

DATED: _________________________________, 2007.

  Print Name:

  NOTARY PUBLIC in and for the State of

  Washington, residing at

  My Appointment expires:

STATE OF WASHINGTON

)

)ss:

COUNTY OF

)

I certify that I know or have satisfactory evidence that __________________ is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he/she was authorized to execute this instrument and acknowledged it as the ____________ of  BioLife Solutions, a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

DATED: _________________________________, 2008.

  Print Name:

  NOTARY PUBLIC in and for the State of

  Washington, residing at

  My Appointment expires:

BioLife lease

4/1/2008

EXHIBIT A

THE PROPERTY, BUILDINGS, PARKING LOT AND COMMON AREAS

MONTE VILLA PARKWAY
NORTH CREEK
TOP OF SLOPE
DITCH
TWO STORY BARN ON CONCRETE
ADDRESS: 3305 MONTE VILLA PARKWAY
TWO STORY BARN ON CONCRETE
ADDRESS: 3307 MONTE VILLA PARKWAY
THREE STORY CONCRETE BUILDING
ADDRESS: 3303 MONTE VILLA PARKWAY
THREE STORY CONCRETE TILT-UP BUILDING
ADDRESS: 3301 MONTE VILLA PARKWAY
ROCKERY

BioLife lease

4/1/2008

EXHIBIT A-1

LEGAL DESCRIPTION

Lots 12, 13, 14, 15 and 16 of Quadrant Monte Villa Center, according to the plat thereof, recorded in Volume 54 of Plats, pages 165 through 169, inclusive, records of Snohomish County, Washington.

Situate in the City of Bothell, County of Snohomish, State of Washington.

BioLife lease

4/1/2008

EXHIBIT B

BASIC ANNUAL RENT

The initial Basic Annual Rent shall be $17.50 per rentable square foot per year.  Basic Annual Rent shall be increased by four percent (4%) per annum.

Landlord has the right to create up to 50,000 sq ft of additional space on the Property

(the “Additional Space”). The creation of the Additional Space will reduce the Operating Expenses for the Premises (the “Additional Space Expense Reduction”). Tenant agrees that should Landlord create the Additional Space then the Rent shall be increased (effective as of the date of the inclusion of the Additional Space) by the amount of any Additional Space Expense Reduction.  Such a reduction shall be computed (within six months of the inclusion of Additional Space) by subtracting (i) the Tenant’s Proportionate Share of the Operating Expenses and Taxes computed after the inclusion of the Additional Space in the square footage calculations from (ii) Tenant’s Proportionate Share of the Operating Expenses and Taxes computed before the inclusion of the Additional Space in the square footage calculations.  Landlord shall provide Tenant with such computations for Tenant’s review.

BioLife lease

4/1/2008

EXHIBIT C

DEMISED PREMISES IN ADMINISTRATION BUILDING

BioLife lease

4/1/2008

EXHIBIT D

TENANT IMPROVEMENTS

Landlord, at its sole cost and expense except as provided below, shall perform the improvements listed on this Exhibit D to Tenant’s Premises.

•

The office area shall be leased as-is.  For the area on the west side of the corridor (1329 USF), Landlord shall provide an improvement allowance of $10.00 per square foot.

•

The furniture that is currently in the space is available for Tenant’s use at no cost.

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BioLife lease

4/1/2008